SCHEDULE 14A
                                       (Rule 14a-101)

                          INFORMATION REQUIRED IN PROXY STATEMENT
                                  SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ]  Preliminary Proxy Statement          [  ]  Confidential, for use of the
                                                 Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
[x]   Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 NEW CENTURY ENERGIES, INC.
                      (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1) Title of each class of securities to which transaction applies:
      2) Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      4) Proposed maximum aggregate value of transaction:
      5) Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1) Amount previously paid:
      2) Form, Schedule or Registration Statement no.:
      3) Filing Party:
      4) Date Filed:

[GRAPHIC OMITTED]
                                                  New Century Energies, Inc.
                                                  1225 17th Street
                                                  P.O. Box 840
                                                  Denver, Colorado 80201-0840
                                                  (303) 571-7511 Telephone



                                                      March 30, 1998


Dear Shareholder:

    You are invited to attend the Initial Annual Meeting of Shareholders (the "Meeting") of New Century Energies, Inc. (the "Company" or "NCE"). The 1998 Meeting will be held:

            DATE:       May 12, 1998
            TIME:       10:00 A.M., Denver time
            PLACE:      Adam's Mark Hotel, 1550 Court Place
                        Grand Ballroom - Lobby Level
                        Denver, Colorado

    The attached Notice of Annual Meeting and Proxy Statement cover the formal business of the Meeting. The Meeting will consider the election of five "Class I Directors", the approval of the NCE Omnibus Incentive Plan, the approval of the NCE Outside Directors' Compensation Plan, the approval of independent public accountants and, if presented, two shareholder proposals and such other matters as may properly come before the Meeting. The accompanying Proxy Statement contains a discussion of the matters to be considered. At the Meeting, your management will report on the operations of the Company and the Directors and Officers of the Company will respond to questions that shareholders may have.

    The Board of Directors encourages you to promptly complete, date, sign and return your Proxy Card. Return of the Proxy Card indicates your interest in the Company's affairs. Any shareholder present at the Meeting may nevertheless vote personally on all matters with respect to which such shareholder is entitled to vote.


                                    Sincerely yours,


                                     /s/ Bill D. Helton

                                    Chairman of the Board and
                                    Chief Executive Officer

                          NEW CENTURY ENERGIES, INC.
                               1225 17TH Street
                                 P.O. Box 840
                         Denver, Colorado 80201-0840
                       Telephone number (303) 571-7511
                     ____________________________________


                Notice of Annual Meeting of Shareholders
                              May 12, 1998


To the Shareholders of the Company:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of New Century Energies, Inc. will be held on the 12th day of May, 1998, at the Adam's Mark Hotel, Grand Ballroom, 1550 Court Place, Denver, Colorado, at 10:00 A.M., Mountain Standard Time, for the purposes of (1) electing five Class I Directors to the Board of Directors to serve for a three year-term expiring in 2001, (2) approving the NCE Omnibus Incentive Plan, (3) approving the NCE Outside Directors' Compensation Plan, (4) approving the appointment of Arthur Andersen LLP as independent public accountants, (5) acting upon two shareholder proposals, if presented at the Meeting, and (6) transacting such other business as may properly come before the Meeting or any adjournment or adjournments thereof. If elected, the Class I Directors will serve until the 2001 Annual Meeting of Shareholders and, if appointed, Arthur Andersen LLP will serve until the 1999 Annual Meeting of Shareholders.

      The holders of record of Common Stock at the close of business on March 16, 1998, will be entitled to vote at the Meeting and at any adjournments thereof. Proxy solicitation material is being mailed to shareholders commencing on or about March 30, 1998.


                                    By order of the Board of Directors.

Dated:  March 30, 1998.


                                     /s/ Teresa S. Madden
                                    TERESA S. MADDEN
                                    Secretary



      Please complete, date and sign the enclosed form of proxy now and mail it promptly in the self-addressed, postage-paid envelope enclosed for that purpose, even if you presently plan to attend the Meeting. Any shareholder present at the Meeting may nevertheless vote personally on all matters with respect to which such shareholder is entitled to vote.

                               PROXY STATEMENT

      Effective August 1, 1997 (the "Effective Date"), New Century Energies, Inc. ("NCE" or the "Company"), a Delaware corporation, became the holding company of Public Service Company of Colorado ("PSCo") and Southwestern Public Service Company ("SPS") in a tax-free "merger of equals" (the "Merger") in which PSCo and SPS became wholly-owned subsidiaries of NCE. Each outstanding share of PSCo common stock was canceled and converted into the right to receive one share of NCE common stock and each outstanding share of SPS common stock was canceled and converted into the right to receive 0.95 of one share of NCE common stock. At the effective time of the Merger, certain utility and non-utility subsidiaries of PSCo and SPS prior to the Merger were transferred within NCE's common controlled subsidiaries. Through its subsidiaries, NCE is principally engaged in the generation, purchase, transmission, distribution and sale of electricity and in the purchase, transmission, distribution, sale and transportation of natural gas. Both the Company and its subsidiaries are subject to the regulatory provisions of the Public Utility Holding Company Act of 1935. The utility subsidiaries are subject to regulation by the Federal Energy Regulatory Commission and the state utility commissions in the states in which each such utility subsidiary operates.

      This Proxy Statement is being mailed on or about March 30, 1998, to the holders of common stock of NCE in connection with the solicitation by and on behalf of the Board of Directors (the "Board") of the Company, of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on May 12, 1998, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and at any and all adjournments of such meeting. The Company's Annual Report to Shareholders for the year ended December 31, 1997, including financial statements, accompanies the mailing of this Proxy Statement.

      At March 16, 1998, NCE had outstanding 111,239,530 shares of Common Stock, par value $1 per share, entitled to one vote per share. The Board has fixed March 16, 1998, as the record date for the determination of shareholders entitled to vote at the Meeting and at any and all adjournments thereof.

      In accordance with Delaware Law and the Bylaws of the Company, a majority of the shares entitled to vote shall constitute a quorum at a meeting of shareholders of the Company. Abstentions and broker non-votes will be counted as shares present for the purpose of establishing a quorum. If a quorum is present, approval of each of the items discussed herein to be voted on at the Meeting, except for item 1, will require the affirmative vote of a majority of the shares represented at the Meeting and entitled to vote on the matter. As presented in item 1, the Directors shall be elected by a plurality of the votes cast at the Meeting. For purposes of determining whether an item has been approved by shareholders, abstentions will have the same effect as a vote against items 2 through 6 while broker non-votes will be treated as shares not entitled to vote and, therefore, will have no effect on the outcome of items 2 through 6 (except if less than 50% of the outstanding shares of NCE common stock are voted on item 2 or item 3, either in the affirmative or the negative, such items will be defeated). Abstentions and broker non-votes will have no effect on the outcome of item 1.

      The entire cost of the solicitation of proxies will be borne by the Company. Solicitations will be made by the Company primarily by use of the mails. Additional solicitation of proxies of brokers, banks, nominees and institutional investors will be made pursuant to the special engagement of Beacon Hill Partners, Inc., at a cost to the Company of approximately $4,000, plus out-of-pocket expenses. If necessary to obtain reasonable representation of shareholders at the Meeting, solicitations by the Company may also be made by telephone, facsimile, or personal interview. The Company will request brokers, banks, or other persons holding stock in their names or in the names of their nominees to forward proxy material to the beneficial owners of such stock or request authority for the execution of the proxies and will reimburse such brokers or other persons for their expenses in so doing.

      A form of proxy for use at the Meeting is enclosed. Any shareholder signing a proxy has the power to revoke the proxy at any time before the authority granted therein is exercised.

    The Board urges shareholders to complete, date, sign and return their proxies promptly.

                            ELECTION OF DIRECTORS

                             ITEM 1 ON PROXY CARD

      In accordance with the provisions of the Restated Certificate of Incorporation and the Corporate By-Laws ("By-Laws") of the Company, upon the Effective Date, the Board was divided into three classes (Class I, Class II, and Class III), with all classes as nearly equal in number as possible. One class of directors is elected at each annual meeting of shareholders for a three-year term. Effective with the Merger, 14 directors were selected, of which 8 were former PSCo directors and 6 were former SPS directors. As listed below, five directors have been nominated by the Board for election as Class I directors at the Annual Meeting for a term of three years.

      Certain information is set forth below concerning the nominees (Messrs. Brunetti, Burgess, Conklin, and Hirschfeld, and Ms. Greer) and the nine directors whose terms of office will continue after the Meeting. All fourteen directors listed below first became directors of NCE in 1997.

                              CLASS I DIRECTORS
                             (Terms Expire 1998)

                                        Principal Occupation and
                                          Business Experience;
Name and Age                              Other Directorships
--------------------------------------------------------------------------------
Wayne H. Brunetti            55     Vice Chairman,  President and Chief Operating Officer,
                                     New Century Energies,  Inc., Denver,  Colorado, 1997 to present;
                                    Vice Chairman  (1997 to present), President (1994 to present), Chief Executive
                                     Officer (1997 to present) and Director (1994 to present),  Public  Service
                                     Company of Colorado, Denver, Colorado;
                                    Vice Chairman,  Chief Executive  Officer and Director, Southwestern Public
                                     Service  Company,   Amarillo, Texas, 1997 to present;
                                    President and Chief Executive Officer, Management Systems International,
                                     Boca Raton, Florida, 1991 to 1994.

C. Coney Burgess[c][e]       60     President, Burgess-Herring Ranch Company, Amarillo, Texas, 1974 to present;
                                    President, Chain-C, Inc.(agricultural firm), Amarillo, Texas, 1968 to present;
                                    Chairman,  Herring Bancorp,  Inc., Vernon, Texas, 1991 to present;
                                    President,  Monarch Trust Company, Amarillo, Texas, 1972 to  present;
                                    Director,  Herring  National  Bank, Clarendon, Texas, 1993 to present;
                                    Director, Herring National Bank, Vernon, Texas, 1972 to present;
                                    Director, Southwestern Public Service Company, Amarillo, Texas, 1994  to 1997.

Danny H. Conklin [d][e]      63     Partner, Philcon Development Co. (oil and gas production and exploration),
                                     Amarillo, Texas, 1960 to present;
                                    Director, First National Bank of Amarillo,  Amarillo, Texas, 1997 to present;
                                    Director, Parallel  Petroleum  Corporation,  Midland, Texas, 1983 to present;
                                    Director, Southwestern Public Service Company, Amarillo, Texas, 1988 to 1997.

                                       Principal Occupation and
                                          Business Experience;
Name and Age                              Other Directorships
--------------------------------------------------------------------------------
Gayle L. Greer[b]            56     Senior Vice President, Time Warner Communications, Denver, Colorado, 1997
                                     to present;
                                    Senior Vice President (1996 to 1997) and Group Vice President (1984 to
                                     1996), Time Warner Cable, Denver, Colorado;
                                    Director, ING - North America, 1996 to present;
                                    Director, Public Service Company of Colorado, Denver, Colorado, 1986 to 1997.

A. Barry Hirschfeld [c]      55     President, A. B. Hirschfeld Press, Inc., Denver, Colorado, 1984 to present;
                                    Vice President, Colorado Carphone Corporation, 1983 to present;
                                    Director, Public Service Company of Colorado, Denver, Colorado, 1988 to 1997.

                           CLASS II DIRECTORS
                       (Terms Expire in year 1999)

--------------------------------------------------------------------------------
Giles M. Forbess [a][c]      62     Chairman (1970 to present) and President (1970 to 1997), Benton Oil
                                     Company, Lubbock, Texas;
                                    Chairman  (1970 to  present) and President (1970 to 1997),  Petroleum
                                     Transport, Inc., Lubbock, Texas;
                                    Director,  State National Bank of West Texas, Lubbock, Texas, 1996 to present;
                                    Director,   Southwestern   Public   Service   Company, Amarillo, Texas, 1991 to 1997.

Bill D. Helton               59     Chairman  and Chief  Executive  Officer,  New  Century Energies, Inc., Denver,
                                     Colorado,  1997 to present;
                                    Chairman  and  Director,  Public  Service  Company  of Colorado, Denver,
                                     Colorado, 1997 to present;
                                    Chairman   (1991  to  present),   Director   (1990  to present) and Chief Executive
                                     Officer (1990 to 1997), Southwestern Public Service Company, Amarillo, Texas.

Will F. Nicholson, Jr.[a][g] 68     Chairman, Rocky Mountain BankCard, Denver, Colorado, 1995 to present;
                                    President (1975 to 1995), Chairman and Chief Executive Officer (1985 to
                                     1995), Colorado National Bankshares, Inc., Denver, Colorado;
                                    Director, Public Service Company of Colorado,  Denver, Colorado, 1981 to 1997.

J. Michael Powers[c]         55     President, Powers Masonry Supply, Cheyenne, Wyoming and Fort Collins,
                                     Colorado, 1974 to present;
                                    President, Powers Products Company (a specialty construction company),
                                     Cheyenne, Wyoming and Denver, Colorado, 1974 to present;
                                    Director,  Public Service Company of Colorado, 1978 to 1997.

                          CLASS III DIRECTORS
                       (Terms Expire in year 2000)

                                        Principal Occupation and
                                          Business Experience;
      Name and Age                        Other Directorships
--------------------------------------------------------------------------------
R. R. Hemminghaus[f][g]      61     Chairman and Chief Executive Officer, Ultramar Diamond Shamrock
                                     Corporation, San Antonio, Texas, 1984 to present;
                                    Chairman, Federal  Reserve  Bank  of  Dallas,  Texas, 1994 to present;
                                    Director, Luby's  Cafeterias,   Inc.,  San  Antonio, Texas, 1989 to present;
                                    Director, Southwestern Public Service Company, Amarillo, Texas, 1994 to 1997.

J. Howard Mock[a][g]         56     Chairman and Chief Executive Officer, Jaynes Corporation (general contracting firm), Albuquerque, New Mexico, 1988 to present;
                                    Advisory Director, Norwest Banks New Mexico, Albuquerque, New Mexico,
                                     1994 to present;
                                    Chairman, Banes General Contractors,  El Paso, Texas, 1988 to 1997;
                                    Director, Southwestern Public Service Company, Amarillo, Texas, 1992 to 1997.

Rodney E. Slifer[a]          63     Partner, Slifer, Smith & Frampton/Vail Associates Real Estate, Vail, Colorado,
                                     1994 to present;
                                    Partner,  Slifer,  Smith & Frampton,  Vail,  Colorado, 1989 to 1994;
                                    Director, Alpine Banks of Colorado, 1983 to present;
                                    Director, Public Service Company of Colorado, Denver, Colorado, 1988 to 1997.

W. Thomas Stephens[e][h]     55     President, Chief Executive Officer and Director, MacMillan  Bloedel Ltd.
                                     (Canadian manufacturer of building materials, paper and packaging),  1997 to present;
                                    Chairman (1990 to 1996), President and Chief Executive Officer (1986
                                     to 1996), Manville Corporation, Denver, Colorado;
                                    Director, Putnam Securities, from 1997 to present;
                                    Director, Qwest Communications International, Inc., from 1997 to present;
                                    Director, Public Service Company of Colorado, Denver, Colorado, 1989 to 1997.

Robert G. Tointon[e][g]      64     President, Phelps-Tointon, Inc. (specialty construction contractor and manufacturer),  Greeley, Colorado, 1989 to present;
                                    Director, Writer Corporation, Denver, Colorado, 1992 to present;
                                    Director, Public Service Company of Colorado, Denver, Colorado, 1988 to 1997.

NOTES

The age of each Director is as of December 31, 1997.

(a) Member of Nominations and Civic Responsibility Committee.
(b) Chairperson of Nominations and Civic Responsibility Committee.
(c) Member of Audit Committee.
(d) Chairperson of Audit Committee.
(e) Member of Finance Committee.
(f) Chairperson of Finance Committee.
(g) Member of Compensation Committee.
(h) Chairperson of Compensation Committee.

      In connection with both pre-Merger and post-Merger matters, the 14 members of the NCE Board of Directors and committees held six meetings from April through December 1997. All of the above Directors, except for two directors, attended 75% or more of the aggregate of NCE meetings of the Board and the committees on which they served in 1997. Messrs. Nicholson and Stephens attended 69% and 67%, respectively, of the aggregate of NCE meetings of the Board and the committees during 1997. In accordance with the By-Laws of the Company, the Board has four standing committees which facilitate the carrying out of its responsibilities.

      The Nominations and Civic Responsibility Committee, which held three meetings in 1997, is responsible for nominating new members to the NCE Board of Directors. This committee also oversees the Company's procedures for the compliance with its legal obligations, its relationship with the communities in which it operates and its corporate governance procedures. Shareholders wishing to nominate candidate(s) for future consideration by the Nominations and Civic Responsibility Committee may do so by writing to the Secretary of the Company, at the address shown on the cover of this proxy, giving the candidate's name, biographical data and qualifications, along with a statement acknowledging their willingness to serve. Nominations must be received by September 30 of the year preceding the annual meeting date.

      The Audit Committee held three meetings during 1997. The functions of the Audit Committee are to select and recommend to the Board a firm of independent public accountants to audit the books and records of NCE and its subsidiaries annually; to review the scope of such audit; to receive and review the audit reports and recommendations; to transmit such audit reports and recommendations to the Board; to review the internal control procedures of NCE and its subsidiaries and recommend to the Board any changes deemed necessary in such procedures. Additionally, the Audit Committee assists the Board in fulfilling its responsibilities related to the accounting policies and reporting practices of NCE and its subsidiaries and adequacy of disclosures to shareholders. In 1997, SPS announced that Deloitte & Touche LLP ("Deloitte") would be terminated effective with the completion of the audit of SPS's accounts for calendar year ending 1996 and that Arthur Andersen LLP was engaged to complete the audit for the 1997 calendar year. The decision to change accountants was made in conjunction with the then anticipated Merger with PSCo, and was recommended by the SPS Audit Committee and approved by the SPS Board of Directors. Deloitte's reports on SPS's financial statements during the two most recent fiscal years and the transition period ending December 31, 1996, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles and there were no disagreements between SPS and Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

      The Compensation Committee, which met four times during 1997, reviews the performance of and recommends salaries and other forms of compensation for all executive officers. The Compensation Committee annually reviews the process of establishing salaries and wages of Company employees; reviews the process of management development and long-range planning for Company development; and reviews and makes recommendations regarding fees and other compensation for outside Directors of the Board. In addition, the Compensation Committee is responsible for the oversight of the retirement, savings and welfare plans (except for the Finance Committee responsibilities described below), the NCE Omnibus Incentive Plan, the appointment of executive officers responsible for the day-to-day management of such plan, and the approval of the guidelines for the granting of awards under the NCE Omnibus Incentive Plan.

      The Finance Committee, which held two meetings in 1997, reviews management's proposed financial strategic direction for the Company, makes recommendations regarding that strategy to the Board and reviews and approves strategic financial goals for NCE. It will also oversee the management of funds of the retirement and savings plans for employees and executive officers, which includes: selection of investment objectives, monitoring of investments and establishing policy guidelines for these plans. The Committee receives regular reports on the status of these plans and reports, at least annually, to the Board.

Security Ownership of Management and Directors as of January 29, 1998 (a)

 Title of Class   Name of Beneficial Owner      Amount and      % of
       (b)                                       nature of       Class
                                                beneficial        (d)
                                             ownership (c) (f)
--------------------------------------------------------------------------------
 Common Stock     Wayne H. Brunetti (1)              71,097 (e)

 Common Stock     C. Coney Burgess (2)                1,695

 Common Stock     Danny H. Conklin (3)                4,818

 Common Stock     Giles M. Forbess                    1,464

 Common Stock     Gayle L. Greer                      1,045

 Common Stock      Bill D. Helton (4)                23,442

 Common Stock     R. R. Hemminghaus                     848

 Common Stock     A. Barry Hirschfeld (5)             4,934

 Common Stock     J. Howard Mock                        723

 Common Stock     Will F. Nicholson, Jr.(6)           2,155

 Common Stock     J. Michael Powers                   5,718

 Common Stock     Rodney E. Slifer                    7,461

 Common Stock     W. Thomas Stephens                  5,140

 Common Stock     Robert G. Tointon (7)               5,000

 Common Stock     Richard C. Kelly (8)               46,321(e)

 Common Stock     Doyle R. Bunch II                  11,053(e)

 Common Stock     David M. Wilks (9)                 12,451(e)

 Common Stock     All the above and other           275,505(e)
                  Executive Officers as a
                  Group (26 persons)


Notes
-----
(a) As of January 29, 1998, the Company is not aware of any persons who beneficially own more than 5% of the Company's Common Stock.

(b) Common Stock listed in the table represents the Company's Common Stock, $1 par value.

(c) The common shares represented above include those shares, if any, held under the PSCo Employees' Savings and Stock Ownership Plan (the "ESOP") and the SPS Employee Investment Plan (the "EIP").

(d) As of January 29, 1998, the percentage of shares beneficially owned by any Director or named Executive Officer, or by all Directors and Executive Officers as a group, does not exceed one percent of the class of securities described above.

(e) The number of shares includes those which the following have the right to acquire as of January 29, 1998, through the exercise of vested options granted under the NCE Omnibus Incentive Plan and the predecessor PSCo Omnibus Incentive Plan and the SPS 1989 Incentive Plan (the "1989
     Plan"): Mr. Brunetti, 52,334 shares; Mr. Kelly, 41,050 shares; Mr. Wilks, 67 shares; Mr. Bunch, 167 shares, and all Executive Officers as a group, 27,018 shares.

(f) Excludes share equivalents held by Ms. Greer (293), Mr. Hemminghaus (823), Mr. Mock (1,701), Mr. Powers (279), Mr. Slifer (558), Mr. Stephens (586) and Mr. Tointon (558) pursuant to the NCE Directors' Voluntary Deferral Plan. These share equivalents have no voting or investment powers.

Unless otherwise specified, each Director and named Executive Officer has sole voting and investment power with respect to the shares indicated.

(1) Includes 18,468 shares which Mr. Brunetti and his wife share voting and investment powers.

(2) Shares held by Herring Bancorp, Inc., of which Mr. Burgess is the majority shareholder.

(3) Includes 100 shares owned by Mr. Conklin's wife, 443 shares held by Philcon Development Co. Retirement Plan and Trust, and 475 shares held in a trust of which Mr. Conklin is trustee and his sons are beneficiaries.

(4) Includes 716 shares held in trusts for the benefit of Mr. Helton's grandchildren. Mr. Helton's wife retains the right to the corpus of the trusts upon their termination. Mr. Helton disclaims beneficial ownership of the shares held in the trusts. Includes 17,436 shares which Mr. Helton and his wife share voting and investment powers.

(5) Mr. Hirschfeld's wife owns 1,231 of these shares; Mr. Hirschfeld disclaims beneficial ownership of those shares.

(6) Mr. Nicholson's wife owns 500 of these shares; Mr. Nicholson disclaims beneficial ownership of those shares.

(7) Mr. Tointon shares voting and investment power with respect to those shares with Phelps-Tointon, Inc., of which he is President and Chief Executive Officer.

(8)  Mr.  Kelly's  wife  owns  263  of  these  shares;   Mr.  Kelly  disclaims
     beneficial ownership of those shares.

(9) Includes 9,600 shares which Mr. Wilks shares voting and investment powers with his wife or mother.


         Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely upon a review of Forms 3, 4 and 5 and written representations furnished to the Company, the Company believes that all Directors and Officers filed in a timely manner their reports required under
Section 16(a) of the Securities Exchange Act of 1934, as amended.

               COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Report of the Compensation Committee On Executive Compensation

      The  executive  compensation  and  benefit  programs  of the Company are administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee is composed of W. Thomas Stephens (Chairman), R.
R. Hemminghaus, Robert G. Tointon, Will F. Nicholson, Jr., and J. Howard Mock, all of whom are independent, "non-employee directors" of the Company as defined by Section 16(b) of the Securities Exchange Act of 1934 (the "1934 Act"), and "outside directors" as defined within the meaning of Section 162(m) of the Internal Revenue Code of 1986. The Board has delegated to the Committee the responsibility of establishing the Company's compensation philosophy, as well as the compensation package for the Chairman and Chief Executive Officer and the other named executives of the Company. This includes establishing and administering the Company's base salary program, executive annual and long-term incentive plans, and executive benefit programs. The Committee also recommends and administers compensation and benefit programs for all Company executives and key talent.

Compensation Philosophy

      Prior to the Merger, PSCo and SPS had similar executive compensation philosophies. Both companies had goals of attracting, retaining, and motivating the outstanding executive talent needed to deliver superior returns to shareholders and provide the highest quality of service to customers. The Company's Compensation Committee has retained this philosophy.

      Before the Merger, both PSCo and SPS used a combination of salary, and cash-based and equity-based incentive plans to reward corporate and individual performance and align executive interests with those of shareholders. The Company's executive compensation philosophy is similar, emphasizing performance-based (incentive) compensation, delivered through short- and long-term incentives, to align management's interests with those of shareholders. This philosophy results in a compensation mix for senior officers in which annual and long-term incentives account for more than 50 percent of the executives' annual compensation. In addition, the Company's compensation program helps to reinforce managements' link to shareholders by establishing plans that compensate executives based on corporate, business unit, and individual performance goals. Finally, significant use of equity-based incentives encourages management to respond to business challenges and opportunities as owners as well as employees.

      In establishing a compensation strategy for the Company, the Committee worked with an independent, nationally recognized compensation and benefits consulting firm, and took into account several factors:

     - The need to attract talent from broader markets as the utility industry changes, to retain individuals of outstanding ability and to motivate such individuals to achieve superior performance.

     - The desire to link management pay strongly to both annual and long-term Company performance.

     - The desire to align management interests with those of shareholders.

      As a result, the Committee approved a compensation strategy designed to meet these objectives and encourage executives to achieve in a rapidly evolving competitive environment: base salaries would be set to the median of utility industry levels, while annual and long-term incentive opportunities would be targeted to broader market (i.e., general industry) levels to provide an incentive for executives to optimize the Company's performance. In addition, stock-based compensation would become a significant portion of overall executive pay. Base salaries are to be reviewed annually, with any increases tied to such factors as individual performance, the executive's duties and responsibilities, financial results, and changes in the marketplace. However, the overall opportunity for pay increases through base salary will be de-emphasized, so that the majority of each executive's opportunity for increased compensation will be delivered through incentive-based pay.

The Company's incentive program comprises an annual incentive plan based on corporate, business unit, and individual performance; and a long-term incentive program, comprised of two parts that are structured to align with shareholder interests: a performance cash and stock plan based on total shareholder return ("TSR") relative to all publicly traded United States utility companies and stock options.

      The 1993 Omnibus Budget Reconciliation Act ("OBRA") included several provisions applicable to executive compensation earned during 1994 and later. One of OBRA's provisions resulted in the enactment of Section 162(m) of the Internal Revenue Code of 1986, as amended. This section generally limits the income tax deductions of publicly traded companies to the extent that the total compensation for any officer named in the proxy statement exceeds $1 million in any year, unless such compensation is performance-based. The Committee has conducted a review of these provisions of OBRA and the potential impact on the Company in 1998. Aggregate compensation levels did not exceed $1 million for any of the named executives in 1997. For future years, the Committee intends to continue to base its executive compensation decisions principally on corporate, business unit, and individual performance, with some subjective evaluations and to award compensation that meets the requirements of excludability under OBRA.

Base Salaries

      Base salaries for executives will be reviewed by the Committee annually. In general, salaries are targeted at the median (50th percentile) of similarly-sized companies in the utility industry. The Committee believes that this strategy, along with incentives at or slightly below general industry levels, currently allows the Company to attract and retain top quality executive talent. However, the Committee will continue to monitor this strategy in the near future as the market for executive talent in the industry intensifies along with competition. As mentioned above, in determining base salary increases, the Committee will take into account such factors as individual and Company performance, executive responsibilities, and market characteristics.

      In determining executive salary levels, data was collected primarily from Edison Electric Institute's 1997 Executive Compensation Survey. This survey contains data from almost all of the companies included in the Standard and Poor's Electric Power Index, which is used in the Cumulative Total Shareholder Return Graph. Survey data has been size-adjusted based on NCE's company and business unit sales volumes using regression analysis, and reflects both domestic operations as well as the Company's 50 percent ownership of Yorkshire Power Group Ltd.

Annual Incentives

      Executives and key employees have the opportunity to earn annual incentive awards under the Company's annual incentive plan. These awards are based on the achievement of corporate financial, business unit operational and individual goals, which are designed to benefit shareholders and customers, focus employee attention on pre-established objectives, and recognize individual performance while fostering team performance. In 1997, awards were based solely on corporate and individual performance. The single corporate performance measure was Earnings Per Share (EPS). In 1998, awards will be based on corporate, business unit and individual performance.
Business unit goals will be unique to each unit and will encourage the achievement of objectives such as customer service, safety, reliability, cost savings, etc. Target annual incentive awards as a percent of base salary are set for all Company officers, and range from 60 percent of salary for the Chairman and Chief Executive Officer and Vice Chairman, President and Chief Operating Officer to 35 percent of salary for other Company officers. These levels are in line with the median of general industry. Maximum awards may be up to two times the target awards, resulting in awards ranging from 120 percent of base salary for the Chairman and Chief Executive Officer, and Vice Chairman, President and Chief Operating Officer to 70 percent of salary for other executives.

      For executives, an annual incentive formula award is calculated based on pre-determined performance measures. For executive officers, this measure in 1997 was EPS and was adjusted by a Leadership Factor described below. Each level of Company EPS corresponds to a specific payout level as a percent of target as delineated on a pre-specified schedule. For 1997, targeted EPS for the Company was $2.89, the achievement of which would have resulted in target formula awards under the plan.

      At the end of each year, actual Company performance is evaluated and formula incentive awards are determined based on the difference between targeted and actual performance. For 1997, actual EPS was $2.50, before an extraordinary loss of $1.06 per share, which resulted in no awards being paid. EPS of $2.60 had been established as a threshold below which no awards would be paid. Had the required EPS level been achieved, the Committee then would have assessed subjectively the extent to which each executive contributed toward the accomplishment of the Company's goals and demonstrated desired leadership characteristics in 1997. Based on these goals, the Committee would have awarded each executive a rating, called a "Leadership Factor," on a sliding scale of 0 to 2.0. The Leadership Factor is then applied to each executive's formula award as a multiplier, such that a Leadership Factor of 1.0 delivers an executive his or her full formula award; Leadership Factors of below 1.0 reduce an executive's formula award, whereas Leadership Factors of above 1.0 increase the formula award to a maximum of 200 percent of target. Although this determination is subjective, the Committee believes that such assessments accurately measure the performance of each executive officer.

      Executives are allowed to elect to receive annual incentive awards in shares of common stock of the Company, par value $1.00 per share (hereinafter "Common Stock" or "NCE Common Stock"), in order to meet the Company's defined share ownership guidelines discussed below or to increase ownership levels in the Company.

Long-term Incentives

      In 1997 prior to the Merger, PSCo and SPS as sole shareholders of the Company approved the NCE Omnibus Incentive Plan under which executives and other key employees are eligible to receive grants from time to time of stock-related awards of six general types: 1) options to purchase shares of the Common Stock ("Stock Options"), Stock Options meeting the requirements of the Code Section 422 ("Incentive Stock Options" or "ISOs"), as well as other Stock Options ("non-qualified Stock Options or "NQ's"); 2) rights to receive, upon exercise, the appreciation in the fair market value of shares of Common Stock ("Stock Appreciation Rights" or "SARs"); 3) rights to receive (a) shares of Common Stock, or, in lieu of all or any portion of that amount, their fair market value ("Performance Shares"), or (b) a specified dollar amount, or in lieu of all or a portion of that amount, shares of Common Stock having the same fair market value ("Performance Units"), both conditional upon the attainment of performance goals during a performance cycle; 4) outright grants of shares or units, subject to transfer restrictions and risk of forfeiture for a specified restriction period ("Restricted Stock" and "Restricted Stock Units") and, which may, but need not be, conditional upon the attainment of specified performance criteria during a specified performance period; 5) outright grants of shares, subject to specified restrictions and risk of forfeiture for a specified restriction period ("Bonus Stock"); and 6) other stock-based awards which are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock ("Stock-Unit Awards"). Such other stock-based awards may be subject to terms, restrictions, conditions, vesting requirements and payout rules as determined by the Committee.

      In 1997, the Committee also adopted a new long-term incentive compensation program for executives designed to align management's interests with those of shareholders and ensure that a significant percentage of executive compensation is performance-based. The new long-term incentive program utilizes two components: a performance-based cash and stock plan, called the "Value Creation Plan," and Stock Options. Approximately two-thirds of each executive's long-term incentive opportunity are to be delivered through Stock Options, with one-third of the long-term incentive plan opportunity being delivered through the performance plan. Total executive long-term incentive opportunities range from 105 percent of salary for the Chairman and Chief Executive Officer and Vice Chairman, President and Chief Operating Officer to 35 percent of salary for other executives.

Value Creation Plan ("VCP") Component

      The VCP provides executives with the potential to earn awards based upon Company performance relative to peers on a single performance measure: total shareholder return. TSR will typically be measured cumulatively over a three-year period using overlapping cycles. Company TSR will be measured against all publicly traded utility companies in the United States. This group will include all of the companies in the Standard and Poor's Electric Power Index used in the Cumulative Total Shareholder Return Graph. At the end of each performance period, executives will receive an award that correlates the extent to which the Company's TSR outperforms or underperforms the peer group. Target awards will be provided for performance at the 50th percentile of the peer group. Awards for performance above the 50th percentile would be adjusted to double the target award for 75th percentile performance, and could be up to three times target award depending on the degree to which superior returns are delivered to shareholders; smaller awards may occur for performance below the 50th percentile, with no awards for performance below the 40th percentile.

Stock Options Component

      The second  component of the Company's  long-term  incentive  program is stock options, which seek to link the interests of executives with improvements in long-term shareholder value creation. In 1997, Stock Options were granted to 14 executives. Option awards represented three-year front-loaded grants, such that three years worth of annual Stock Option grants were awarded to each executive with no option grants expected to be awarded to executives in 1998 and 1999. Three-year front-loaded grants were used to provide a strong shareholder value creation incentive to executives as the merged Company was formed. The annualized value of the Stock Options, combined with the Value Creation Plan, is targeted to provide total long-term incentive compensation at approximately the second quartile (25th to 50th percentile) of general industry.

      Stock Options vest one year after the date of grant. Once vested, they may be exercised at any time during a ten-year period following the date of grant. The actual number of Stock Options, and the grant price of the Stock Options granted to executives was based on the dollar value of NCE Common Stock on the date of grant, the historical binomial ratios of PSCo and SPS common stock prior to the Merger, competitive practices, and individual contributions and position. These Stock Options grants were the first options granted to executives in the newly merged Company.

Chief Executive Officer Compensation

      Mr. Bill D. Helton currently serves as Chairman and Chief Executive Officer of New Century Energies, Inc. and, until the date of the Merger, held the same position at Southwestern Public Service Company. Mr. Helton's base salary was determined in accordance with the Company's base salary philosophy as described above. For the period August 1, 1997 through December 31, 1997, Mr. Helton received no annual incentive compensation.

      Mr. Wayne H. Brunetti currently serves as Vice Chairman, President and Chief Operating Officer of New Centuries Energies, Inc. and, from January 1, 1997 to the date of the Merger, held the position of President and Chief Executive Officer of Public Service Company of Colorado. Mr. Brunetti's base salary was determined in accordance with the Company's base salary philosophy as described above. For the period August 1, 1997 through December 31, 1997, Mr. Brunetti received no annual incentive compensation.

      Messrs. Helton and Brunetti each received a three-year, front-loaded grant of 300,000 non-qualified Stock Options. In determining Messrs. Helton and Brunetti's compensation for 1997, the Committee also took into account numerous other factors, including [sic]the successful integration of the two companies as well as NCE's successful joint purchase with American Electric Power of Yorkshire Electricity Group plc.

Stock Ownership Guidelines

      The Committee believes that it is essential to align management's interests with those of shareholders. In order to emphasize this belief, NCE adopted stock ownership guidelines in 1997 for executives who participate in the Company's long-term incentive program. The Committee believes that linking a significant portion of an executive's current and potential future net worth to the Company's success, as reflected in stock price, ensures that executives have a stake similar to that of Company shareholders and further encourages long-term management of the Company for the benefit of those shareholders.

      Under the guidelines, the target share ownership guideline for each executive is directly related to the executive's corporate position, with the most significant ownership guidelines applying to the top two officers -- the Chairman and Chief Executive Officer, and the Vice Chairman, President and Chief Operating Officer. The target for these top two positions are three times base salary. The targets for Executive Vice Presidents and Senior Vice Presidents, which include Messrs. Kelly, Wilks and Bunch, is two times base salary. All other officers have share ownership guidelines of one and one-half times base salary. Each executive is expected to achieve the ownership guidelines within a period of five years commencing on the date of the Merger. Any shares that the executive is able to vote are included toward compliance with the ownership guidelines.

Mr. W. Thomas Stephens, Chairman
Mr. R. R. Hemminghaus
Mr. J. Howard Mock
Mr. Will F. Nicholson, Jr.
Mr. Robert G. Tointon

      The following tables set forth information concerning the total compensation paid or awarded in 1997 to the Company's Chief Executive Officer (formerly the Chief Executive Officer of SPS); to each of the Company's additional four most highly compensated officers serving as such on December 31, 1997, including PSCo's former Chief Executive Officer, and one additional executive officer who was among the most highly compensated officers in 1997 but who had resigned her position prior to December 31, 1997 (collectively, the "Named Executive Officers"). As set forth in the footnotes, the data presented in this table and the two tables that follow includes amounts paid to the Named Executive Officers in 1997 by PSCo and SPS and their respective subsidiaries for the period prior to the Merger:

=============================================================================
                         Summary Compensation Table
=============================================================================
                               Annual Compensation           Long-Term Compensation (c)       All Other
Name and Principal                                                                           Compensation
     Position                                                                                  ($) (d)(e)
                         ---------------------------------   --------------------------
                    Year                                       Awards        Payouts
                                                             ----------      -------
                         Salary($)     Bonus($)    Other     Securities       LTIP
                                         (a)       Annual    Underlying      Payouts
                                       Compen-                Options/         ($)
                                       sation($)              SAR's (#)
                                         (b)
----------------------------------------------------------   ---------------------------
Bill D. Helton      1997  455,833        78,363     271,092     300,000                          27,524
Chairman of the
Board and
Chief Executive
Officer

Wayne H. Brunetti   1997  435,853       104,994       3,750     314,400       231,726            27,304
Vice Chairman,
President and
Chief Operating
Officer

Richard C. Kelly    1997  254,382        48,997       3,750     107,100       120,484            16,089
Executive Vice
President and
Chief Financial
Officer, Financial
and Support
Services

David M. Wilks      1997  238,958        41,285      24,809      87,000                           9,618
President and
Chief Operating
Officer of SPS and
Executive Vice
President of PSCo
and New Century
Services, Inc.

Patricia T. Smith   1997  216,559        39,723       2,250       6,700       84,593         2,394,914
Senior Vice
President and
General Counsel

Doyle R. Bunch II   1997  176,667        36,080      96,099      67,000                         10,400
Senior Vice
President of New
Century Services,
Inc.

(a) The amounts shown in the "Bonus" column for 1997 are related to payments made to the Named Executive Officers by PSCo or SPS in connection with the Merger. The amounts paid to Messrs. Helton, Wilks, and Bunch were based on the average of their two highest bonuses paid by SPS in fiscal years 1993, 1994 and 1995, in accordance with their employment agreements. The amounts paid to Messrs. Brunetti and Kelly and Ms. Smith represented 7/12 of the target award earned under the PSCo Omnibus Incentive Plan which were paid in accordance with their Change in Control agreements.

(b) The amounts shown in this column include relocation benefits of $238,125 and $76,875 for Messrs. Helton and Bunch, respectively and the reimbursement of certain taxes related to the exercise of SPS stock options of $24,639, $16,042 and $11,484 for Messrs. Helton, Wilks and Bunch, respectively. Also, the amounts shown in this column for Messrs. Helton, Brunetti, Kelly, Wilks and Bunch and Ms. Smith include flexible perquisite or automobile allowance benefits ($8,328, $3,750, $3,750, $8,767, $7,740 and
$2,250, respectively).

(c) There were no restricted stock awards granted in 1997 and no Named Executive Officer held any restricted stock at December 31, 1997. Also, no performance-based cash awards were granted in 1997 for the VCP component of the long-term incentive compensation program. In accordance with the terms of the PSCo Omnibus Incentive Plan, Mr. Brunetti, Mr. Kelly and Ms. Smith received certain stock option awards (14,400, 7,100 and 6,700 options, respectively) and dividend equivalents payments ($231,726, $120,484 and $84,593, respectively) which vested in connection with the Merger.

(d) The amounts represented in the "All Other Compensation" column, except for the additional compensation to Ms. Smith as disclosed in footnote (e), reflect the total of matching contributions made under the PSCo and SPS employee savings plans, the PSCo and SPS non-qualified savings plans (the "Executive Savings Plan" and the "Non-Qualified Salary Deferral Plan", respectively) and insurance premiums paid by PSCo and SPS. These amounts are summarized below:

    --------------------------------------------------------------------------
         Name        Contributions to    Contributions to       Insurance
                     Employee Savings    the Non-Qualified    Premiums ($)
                        Plans ($)        Savings Plans ($)
    --------------------------------------------------------------------------

    Bill D. Helton                9,330              17,069             1,125

    Wayne H. Brunetti             7,150              15,767             4,387

    Richard C. Kelly              7,150               6,204             2,735

    David M. Wilks                4,773               4,235               610

    Patricia T. Smith             7,150               1,554             1,939

    Doyle R. Bunch II             5,129               5,002               269


(e) Ms. Smith resigned and was paid severance of $2,384,271 on October 31, 1997. Under the terms of the severance and employment agreements in effect, she received a severance benefit equal to three years compensation including base salary and annual incentive paid at target, reimbursement of certain taxes, immediate vesting of all outstanding incentive awards and the economic equivalent of any long-term awards she would have received during the upcoming three year term. Also, Ms. Smith received additional credit under the then existing PSCo Supplemental Employment Retirement Plan for the upcoming three-year term, additional contributions under the Executive Savings Plan that she would have received during the upcoming three years, continued welfare benefits for three years and a payment equal to the present value of the benefits Ms. Smith would have received under all then existing qualified retirement plans had she received credit for three additional years of service.

=============================================================================
                   Option/SAR Grants in Last Fiscal Year
=============================================================================
       Name                     Individual Grants
                   ----------------------------------------------------------
                   Number
                   of
                   Securities % of Total
                   Underlying Options/SARs  Exercise
                   Options/   Granted to     or Base              Grant Date
                     SARs     Employees in    Price   Expiration  Present Value
                   Granted      Fiscal      ($/Share)    Date       ($)(c)
                    (#)(a)      year(b)
--------------------------------------------------------------------------------
Bill D. Helton       300,000        18.45%    41.625    8/3/07     1,068,000

Wayne H. Brunetti    300,000        18.45%    41.625    8/3/07     1,068,000
                      14,400        23.19%    39.000   2/18/07        61,344

Richard C. Kelly     100,000         6.15%    41.625    8/3/07       356,000
                       7,100        11.43%    39.000   2/18/07        30,246

David M. Wilks        87,000         5.35%    41.625    8/3/07       309,720

Patricia T. Smith      6,700        10.79%    39.000  10/31/00        22,378

Doyle R. Bunch II     67,000         4.12%    41.625    8/3/07       238,520


(a) The options with an exercise price of $39.00 were grants of PSCo common stock granted by the Compensation Committee of the PSCo Board on February 18, 1997. The options were intended to vest and be exercisable only to the extent of 33 1/3% on the first anniversary date of the grant and to the same extent on the second anniversary and third anniversary. All rights to exercise were intended to be cumulative to the extent not exercised. All options expire 10 years from the date of grant. Effective August 1, 1997, with the completion of the Merger, all PSCo options converted to NCE options based on the one-for-one conversion ratio used in the Merger and were immediately vested and exercisable with the $39.00 price and 10-year term carried forward, except options granted to for Ms. Smith. In accordance with the terms of Ms. Smith's PSCo Severance Agreement, her options will expire three years after her date of resignation. The $39.00 exercise price equals the fair market value of PSCo Common Stock on February 18, 1997.

      The options with an exercise price of $41.625 were granted by the NCE Compensation Committee with an exercise price equal to the opening trade price on the New York Stock Exchange (NYSE) of NCE Common Stock on August 4, 1997. The options vest and may be fully exercisable on the first anniversary date of the grant. All options expire 10 years from the date of the grant.

(b) % of Total Options/SARs Granted to Employees in Fiscal Year apply to shares of PSCo common stock granted prior to the completion of the Merger with respect to all $39.00 options and to shares of NCE Common Stock granted following the completion of the Merger with respect to all $41.625 options.

(c) These amounts represent a theoretical present valuation based on the Black-Scholes Option Pricing Model as adjusted for dividends. The values in the column are estimates based upon on an option value of $4.26 for the $39.00 options granted to Messrs. Brunetti and Kelly and $3.34 for the options granted to Ms. Smith. The options granted at the $41.625 exercise price are estimates based upon an option price of $3.56. The option values were derived using the following assumptions:
     1. the time to exercise is the option life of ten years (except for Ms. Smith option life is 3.7 years);
     2. the risk-free rate is 6.45% for the $39.00 PSCo options granted to Messrs. Brunetti and Kelly; 5.89% for the options granted to Ms. Smith and 6.38% for the $41.625 NCE options. These rates represent the interest rate on 10-year, 4-year and 10-year treasury strips as quoted in the Federal Reserve Statistical Release for February 1997, February 1997 and August 1997, respectively;
     3. the option strike prices are $39.00 for the PSCo options and $41.625 for the NCE options;
     4. the stock prices at grant date were $39.00 for the PSCo options and $41.625 for the NCE options;
     5. the standard deviation of PSCo and NCE common stock, which is a measure of the volatility of the stock, is 14.15% for the $39.00 PSCo options and 9.16% for the $41.625 NCE options;
     6. a dividend yield for the $39.00 PSCo options is 5.94% and for the $41.625 NCE options is 5.57%.

Executives may not sell or assign these options, which have value only to the extent of the future stock price appreciation. These amounts or any of the assumptions should not be used to predict future performance of the stock price or dividends.

============================================================================
            Aggregated Option/SAR Exercises in Last Fiscal Year
                       and FY-End Option/SAR Values
============================================================================
                                              Number of       Value of
                                             Securities      Unexercised
                                             Underlying     In-the-Money
                                             Unexercised   Options/SARs at
                                            Options/SARs   FY-End ($) (a)
                                            at FY-End (#)
                                            ------------------------------
       Name          Shares       Value     Exercisable/    Exercisable/
                    Acquired   Realized     Unexercisable   Unexercisable
                       on         ($)
                    Exercise
                       (#)
--------------------------------------------------------------------------------
Bill D. Helton             890        7,512            0/                0/
                                                  303,561         1,948,957

Wayne H. Brunetti            0            0       52,334/          758,843/
                                                  300,000         1,893,750

Richard C. Kelly             0            0       41,050/          631,866/
                                                  100,000           631,250

David M. Wilks             409        3,452           67/            1,039/
                                                   88,905           578,721

Patricia T. Smith            0            0       24,150/          323,191/
                                                        0                 0

Doyle R. Bunch II          333        2,811          167/            2,589/
                                                   68,999           453,929
--------------------------------------------------------------------------------

(a) Option values were calculated based on a $47.9375 closing price of NCE Common Stock, as listed on the NYSE at December 31, 1997.

    The following table shows estimated aggregate pension benefits payable to a covered participant from the qualified defined benefit plans maintained by NCE and its subsidiaries and the NCE Supplemental Executive Retirement Plan (the "SERP").

======================================================================
                         Pension Plan Table
======================================================================
   Remuneration                   Years of Service
                             15                 20   25 or more years
----------------------------------------------------------------------
       $150,000        $ 61,875           $ 82,500           $ 82,500
        175,000          72,188             96,250             96,250
        200,000          82,500            110,000            110,000
        225,000          92,813            123,750            123,750
        250,000         103,125            137,500            137,500
        300,000         123,750            165,000            165,000
        350,000         144,375            192,500            192,500
        400,000         165,000            220,000            220,000
        450,000         185,625            247,500            247,500
        500,000         206,250            275,000            275,000
        600,000         247,500            330,000            330,000
        700,000         288,750            385,000            385,000
======================================================================

      The benefits listed in the Pension Plan Table are not subject to any deduction or offset. The compensation used to calculate SERP benefits is base salary plus short-term incentive. Such covered compensation is reflected in the Salary and Bonus columns of the Summary Compensation Table for 1997. Current annual covered compensation for Mr. Helton equals $635,000.

      The SERP benefit accrues over 20 years and is equal to (a) 55% of the highest three years covered compensation of the five years preceding retirement or termination minus (b) the qualified plan benefit. The SERP benefit is payable as an annuity for 20 years, or as a single lump-sum amount equal to the actuarial equivalent present value of the 20-year annuity. Benefits are payable at age 62, or as early as age 55 reduced 5% for each year that the benefit commencement date proceeds age 62.

      The estimated credited years of service under the SERP as of December 31, 1997 were as follows:

          Mr. Helton         33
          Mr. Brunetti       10
          Mr. Kelly          30
          Mr. Wilks          20
          Mr. Bunch          22

    Notwithstanding any special provisions related to pension benefits described under "Employment Contracts and Change in Control Arrangements", the Company has granted additional credited years of service to Mr. Brunetti for purposes of SERP accrual. The additional credited years of service (approximately seven) are included in the above table. Additionally, the Company has agreed to grant full accrual of SERP benefits to Mr. Brunetti at age 62 in the event he continues to be employed by the Company until such age.

      The Board of Directors approved the SERP in December 1997. The above Named Executive Officers are all participants of the SERP, and participate in qualified defined benefit plans sponsored by the Company or its subsidiaries.

      Prior to the Merger of Public Service Company of Colorado and Southwestern Public Service Company, each company sponsored one defined benefit plan covering substantially all represented and non-represented employees of the respective company. Employees who participated in the Employees' Retirement Plan of Public Service Company of Colorado and Participating Subsidiary Companies (the "Public Service Company retirement plan") prior to the Merger continue to participate in this plan. Employees who participated in the Retirement Plan for Employees of Southwestern Public Service Company (the "Southwestern Public Service Company retirement plan") prior to the Merger continue to participate in this plan. Effective July 1, 1998, the assets and liabilities associated with the non-represented employees participating in the Public Service Company retirement plan and the assets and liabilities associated with the non-represented employees participating in the Southwestern Public Service Company retirement plan will be spun-off from the respective plans and merged to form the New Century Energies retirement plan for non-represented employees.

      Mr.  Brunetti and Mr. Kelly  participate  in the  Employees'  Retirement
Plan of Public Service Company of Colorado and Participating Subsidiary Companies. Messrs. Helton, Wilks and Bunch participate in the Retirement Plan for Employees of Southwestern Public Service Company. Effective July 1, 1998, all such executives will participate in the NCE retirement plan for non-represented employees.

      Ms. Smith resigned effective October 31, 1997, prior to the effective date of the SERP benefits illustrated above. Pension benefits were paid to Ms. Smith under the terms of the plans and employment agreement in effect at her date of termination.

                        Compensation of Directors

      Each Director who is not an employee is paid a retainer of $60,000 per annum. Committee Chairpersons are paid an additional retainer of $3,000 per annum. For each Board or Committee meeting in excess of twelve per year, each non-employee Director is paid an additional attendance fee of $1,000 per meeting. If the proposal to adopt the Outside Directors' Compensation Plan (see Item #3 on Proxy Card) is approved, the Directors will have 50% or, at their election, more than 50% of retainer(s) and fees paid in NCE Common Stock and the balance paid in cash. Directors may defer receipt of all or a portion of such fees on a pre-tax basis under the "Directors' Voluntary Deferral Plan" portion of the Outside Directors Compensation Plan. Messrs. Slifer, Tointon, Stephens, Powers, Mock, Hemminghaus, and Ms. Greer elected to participate in the Directors' Voluntary Deferral Plan, a non-qualified plan, during 1997.

      Former directors of PSCo and SPS receive and are paid retirement and other certain benefits, as defined by the terms of the agreements/policies of these subsidiaries, in effect prior to the Merger.

Employment Contracts and Change in Control Arrangements

      The Company has entered into employment agreements with Messrs. Helton and Brunetti. The employment agreements specify each will serve the Company for an initial period (the "Initial Period") and for a further period (the "Secondary Period" (jointly referred to as the "Employment Period"). The Initial Period began August 1, 1997 and ends on the later of (i) June 30, 1999, or (ii) two and one-half (2 1/2) years from August 1, 1997. The Secondary Period shall begin on the first day after the end of the Initial Period and end on May 31, 2001.

      During the Initial Period, Mr. Helton serves as Chairman of the Board of Directors and as Chief Executive Officer of the Company. During the Secondary Period, Mr. Helton shall serve as Chairman of the Board. For the performance of his duties and responsibilities for the positions detailed above, during the Employment Period, Mr. Helton is entitled to a compensation package comprised of a base salary, incentive compensation of both a short- and long-term nature, and various other benefits including participation in a supplemental executive retirement plan, life insurance coverage providing a death benefit of not less than two times his annual base salary and shall be entitled to participate in all applicable incentive, savings and retirement plans, practices, policies and programs of the Company to the same extent as other senior executives of the Company. In all instances, the compensation awarded Mr. Helton shall be at least equal to what he would have received under similar plans and programs in effect at Southwestern Public Service Company. If Mr. Helton's employment is terminated during the Employment Period by the Company for reasons other than cause or disability (as defined in that agreement) or if Mr. Helton terminates his employment with the Company for good reason (as defined in that agreement) (i) Mr. Helton shall receive his base salary, incentive compensation, and certain other benefits including continued accruals under the supplemental executive retirement plan and life and medical benefits through the Employment Period, and a cash payment equal to the value of stock based awards that would have been granted through the remainder of the Employment Period; (ii) restrictions on restricted stock shall lapse and all options shall be vested; and (iii) if applicable, Mr. Helton shall receive a tax-free reimbursement of any excise tax imposed under Code Section 4999. The Board of Directors, upon the recommendation of the Compensation Committee of the Board, is responsible for administering Mr. Helton's compensation.

      During the Initial Period, Mr. Brunetti serves as Vice Chairman of the Board of Directors and as President and Chief Operating Officer of the Company. During the Secondary Period, Mr. Brunetti shall serve as Vice Chairman of the Board and as President and Chief Executive Officer of the
Company. For the performance of his duties and responsibilities for the positions detailed above, during the Employment Period, Mr. Brunetti is entitled to a compensation package comprised of a base salary, incentive compensation of both a short- and long-term nature, and various other benefits including participation in a supplemental executive retirement plan, life insurance coverage providing a death benefit of not less than two times his annual base salary and shall be entitled to participate in all applicable incentive, savings and retirement plans, practices, policies and programs of the Company to the same extent as other senior executives of the Company. In all instances, the compensation awarded Mr. Brunetti shall be at least equal to what he would have received under similar plans and programs in effect at Public Service Company of Colorado. If Mr. Brunetti's employment is terminated during the Employment Period by the Company for reasons other than cause or disability (as defined in that agreement) or if Mr. Brunetti terminates his employment with the Company for good reason (as defined in that agreement) (i) Mr. Brunetti shall receive his base salary, incentive compensation, and certain other benefits including continued accruals under the supplemental executive retirement plan and life and medical benefits through the Employment Period; (ii) restrictions on restricted stock shall lapse and all options shall be vested; and (iii) if applicable, Mr. Brunetti shall receive a tax-free reimbursement of any excise tax imposed under Code
Section  4999.  The  Board  of  Directors  upon  the   recommendation  of  the
Compensation Committee of the Board, is responsible for administering Mr. Brunetti's compensation.

      The Company has entered into Change in Control Agreements with Messrs. Helton and Brunetti. These Change in Control Agreements provide that if the covered Executive's employment is terminated during the term of the agreement by the Company for any reason other than cause (as defined in that agreement) or death or the Executive terminates employment for good reason (as defined in that agreement) following, or in anticipation of a Change in Control (as defined in that agreement), (i) the Executive will receive a lump sum equal to three times his base salary and short- and long-term bonus, (ii) stock options become vested and restrictions on restricted shares lapse, (iii) welfare benefits will be continued for the 36 months following termination of employment, (iv) the Executive will receive a payment equal to the present value of the benefits he would have received under the existing qualified retirement plans had he received credit for 36 additional months, and (v) the Executive will receive a tax-free reimbursement of any excise taxes imposed under Code Section 4999. The Change in Control Agreements specifically provide that such agreements supersede all prior agreements relating to separation payments following a Change in Control.

      Additionally, the Company has entered into Change in Control Agreements with Messrs. Kelly, Wilks and Bunch. These Change in Control Agreements provide that if the covered Executive's employment is terminated during the term of the agreement by the Company for any reason other than cause (as defined in that agreement) or death or the Executive terminates employment for good reason (as defined in that agreement) following, or in anticipation of a Change in Control (as defined in that agreement), (i) the Executive will receive a lump sum equal to two and 1/2 times his base salary and short- and long-term bonus; (ii) stock options become vested and restrictions on restricted shares lapse; (iii) welfare benefits will be continued for the 30 months following termination of employment; (iv) the Executive will receive a payment equal to the present value of the benefits he would have received under the existing qualified retirement plans had he received credit for 30 additional months; and (v) the Executive will receive a tax-free reimbursement of any excise taxes imposed under Code Section 4999. The Change in Control Agreements specifically provide that such agreements supersede all prior agreements relating to separation payments following a Change in Control.

Compensation Committee Interlocks and Insider Participation

      During 1997,  the  following  Directors  served on the NCE  Compensation
Committee: Robert R. Hemminghaus, J. Howard Mock, Will F. Nicholson, Jr., W. Thomas Stephens (chairman) and Robert G. Tointon. None of these Directors are or have been an officer or employee of the Company or any of its subsidiaries.

Performance Graph

      The following line graph compares the cumulative total average shareholder return of the Company's Common Stock with the cumulative total returns during the same time period of the S&P Electric Power Index and the S&P 500. The graph tracks performance from August 4, 1997 (the initial trading date of the Company's Common Stock) through December 31, 1997, and assumes a $100 investment on August 4, 1997 and dividend reinvestment.



                 Cumulative Total Return Graph represented here

                         CUMULATIVE TOTAL RETURN
                     ON A DIVIDEND REINVESTED BASIS

                               August 4, 1997     December 31, 1997
                               --------------     -----------------
NCE                               $100.00                $116.80
S&P Electric Power Index          $100.00                $121.19
S&P 500                           $100.00                $102.43

Assumes that the value of the investment in NCE Common Stock and each index was $100 on August 4, 1997 and that all dividends were reinvested.


                      CERTAIN RELATIONSHIPS AND RELATED
                                 TRANSACTIONS

     To the best of the Company's knowledge, there are no relationships or certain related transactions to be reported in accordance with Regulation 14A of the Securities and Exchange Act of 1934.

                PROPOSAL TO ADOPT THE NCE OMNIBUS INCENTIVE PLAN

                              ITEM 2 ON PROXY CARD

Introduction

      The Board of Directors adopted the New Century Energies, Inc. Omnibus Incentive Plan (the "Omnibus Incentive Plan") on April 30, 1997, subject to approval by the shareholders of the Company. The Omnibus Incentive Plan was approved by the pre-merger shareholders of the Company (PSCo and SPS) and was effective as of August 1, 1997. The Board is now seeking approval of the Omnibus Incentive Plan from the Company's post-merger shareholders. The
Omnibus Incentive Plan enhances the Company's ability to attract and retain executive personnel and other key employees with outstanding experience and ability and uses performance-related incentives to motivate executive personnel and other key employees to achieve longer range performance goals. The performance-related incentives permit employees to participate in the Company's long-term growth and financial success, thus aligning the interests of the Company, its shareholders, and its executive personnel and key employees.

      The Board believes the approval of the Omnibus Incentive Plan is in the best interests of the Company and its shareholders because the Omnibus
Incentive Plan provides incentives to executive personnel and other key employees to devote their best efforts to pursue and sustain the Company's growth and profitability, enhancing the financial success of the Company and increasing shareholder value.

      The full text of the Omnibus Incentive Plan is attached to this proxy statement as Exhibit A. Because the following discussion is in the nature of a summary and does not cover all aspects of the Omnibus Incentive Plan, shareholders may wish to review Exhibit A in its entirety. Capitalized terms used in this summary are defined in Section 2 of the Omnibus Incentive Plan.

Material Features of the Plan

      General. The Omnibus Incentive Plan authorizes grants to eligible employees of stock-related awards (an "Award") of six general types: (1) options to purchase shares of Common Stock ("Options"); (2) rights to receive, upon exercise, the appreciation in fair market value of shares of Common Stock ("Stock Appreciation Rights" or "SARs"); (3) rights to receive Performance Awards, conditional upon the attainment during a specified performance period of specified Performance Goals; (4) grants of Restricted Stock or Restricted Stock Units, subject to transfer restrictions and risk of forfeiture for a specified restriction period, and which may, but need not be, conditional upon the attainment of specified Performance Goals; (5) outright grants of shares of Common Stock without cash consideration which may or may not be subject to restrictions ("Bonus Stock"); and (6) other stock-based awards, which are in whole or in part based on or related to shares of Common Stock ("Other Stock-Based Awards"). At the discretion of the Committee, an Award also may provide the Participant in the Omnibus Incentive Plan with dividends or dividend equivalents (payable on a current or deferred basis) and cash payments in lieu of or in addition to an Award.

      Each Award must be evidenced in writing and delivered to the Participant, and must specify the terms and conditions of the Award. Without the Participant's consent and consistent with the terms of the Omnibus Incentive Plan, at any time prior to payment or exercise, the Committee may amend, modify or terminate any outstanding Award, including (i) changing the date or dates Options or SARs become exercisable, a Performance Award is deemed earned, or restricted stock becomes nonforfeitable, or (ii) canceling and reissuing an Award under new terms and conditions.

      Subject to the provisions of the applicable Award, no Participant will have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Omnibus Incentive Plan until the Participant is a holder of those shares, except that Restricted Stock or Stock Unit Awards will specify the extent to which a Participant is not entitled to the rights of a Shareholder with respect to the awarded Restricted Stock or Stock Unit.

      Options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and intended to be afforded the federal income tax treatment of Code Section 422 options ("Incentive Stock Options" or "ISOs"), as well as other Options ("Non-Qualified Stock Options or 'NSOs"), may be awarded under the Omnibus Incentive Plan. SARs granted under the Omnibus Incentive Plan may be awarded either in tandem with Options or alone. All performance-based Awards will be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the "performance-based compensation" exception under Section 162(m) of the Code, unless the Committee determines that the Award is not intended to qualify for such exemption.

      Shares Available for Award and Limits on SARs. Shares used for Awards under the Omnibus Incentive Plan may be authorized but unissued shares of Common Stock or may be shares of Common Stock acquired by the Company on the open market. Subject to adjustment as provided in the Omnibus Incentive Plan, the maximum number of shares of Common Stock that may be awarded under the Omnibus Incentive Plan is 5,000,000 shares, which may be awarded pursuant to any combination of Options, Restricted Stock, Restricted Stock Units,
Performance Units, Performance Shares, Bonus Stock, or any other right or option. In the event that an Option or SAR is settled for cash or terminated, or any Award in respect of shares of Common Stock is canceled or forfeited without the delivery of shares of Common Stock, such shares shall again be available for award under the Omnibus Incentive Plan.

      The maximum number of shares of Common Stock subject to Options or Stock Appreciation Rights granted to any "Covered Employee," as defined in Code Section 162(m)(3) (a "Covered Employee") during a calendar year, or Restricted Stock or Bonus Stock granted to any Covered Employee during any measurement period is limited to 500,000 shares of Common Stock, subject to any adjustments made pursuant to the Omnibus Incentive Plan. The maximum number of shares of Common Stock subject to Awards of Performance Shares, Performance Units, Restricted Stock, Restricted Stock Units, Bonus Stock, and Other Stock-Based Awards for any measurement period is limited to that amount having an aggregate value in excess of $1,500,000.

      Administration and Eligibility. The Omnibus Incentive Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). All of the Committee members are required to be non-employee directors of the Company who are "non-employee directors" who satisfy the "disinterested administration" requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and successor rules, and "outside directors" within the meaning of Code Section 162(m). The Committee's determinations and decisions are final, conclusive and binding upon all persons, including the Company, Shareholders, an Employer, Employees, Participants and Designated Beneficiaries.

      The Committee has exclusive authority to determine, in its sole and complete discretion, which employees are to be eligible to participate in the Omnibus Incentive Plan. Currently, 14 executives and 111 other key employees participate in the Omnibus Incentive Plan. The total number of participants in the Omnibus Incentive Plan can not be determined at this time, as the Committee has sole and complete discretion in determining the participating employees. The Committee may request recommendations for individual Awards from the Chief Executive Officer of the Company, and may delegate to the Chief Executive Officer the authority to grant Awards to Participants who are not executive officers, subject to maximum Award amounts fixed by the Committee. Awards to executive officers will be determined by the Committee. The Committee may make grants to employees under any or a combination of all of the various categories of Awards that are authorized under the Omnibus Incentive Plan.

      Performance Goals. Performance Goals are objectives established by the Committee for a Performance Period, the attainment of which during the applicable Performance Period is a pre-condition to the earning of a benefit pursuant to a Performance Award under the Omnibus Incentive Plan.

      Options. The Committee has sole and complete authority, subject to the provisions of the Omnibus Incentive Plan, to determine the Employees to whom Options will be granted, the number of shares of Common Stock to be subject to the Option, the Option price, and the applicable terms and conditions of exercise. The

Committee may grant Incentive Stock Options, Non-Qualified Stock Options, or both. In the case of ISOs, the terms and conditions will comply with the requirements of Section 422 of the Code and the accompanying regulations. The Committee may grant Options that entitle the optionee to purchase shares of Common Stock at a price not less than their Fair Market Value on the date of grant. The Fair Market Value of a share of Common Stock on the date of grant means the closing price of the Common Stock on the last day prior to the date of grant on which the stock was traded on the national securities exchange on which shares of such stock were traded. Each Option will be exercisable at the times and subject to the terms and conditions specified by the Committee in the applicable Award or thereafter; however, no Option may be exercised after the expiration of ten years from the date of its grant. Options will be exercisable by delivery of written notice of exercise accompanied by full payment for the underlying shares of Common Stock. The Option price is payable in cash or its equivalent and, to the extent permitted by the Committee, by exchanging shares of Common Stock owned by the optionee (which are not the subject of a pledge or security interest), or by any combination of the foregoing provided that the combined value is at least equal to the Option price on the date the payment is tendered. At the request of the optionee, the Company may permit a Cashless Exercise, whereby a Participant uses a brokerage firm to make a payment of the Option price to the Company either from the proceeds of a loan or from the sale of Common Stock issued pursuant to exercise of the Option, and the Company delivers the exercised shares of Common Stock to the brokerage firm. The Company may lend money to a Participant, guarantee a loan to a Participant, or otherwise assist a Participant to obtain the necessary funds to exercise an Option.

      Stock Appreciation Rights. SARs entitle the Participant to receive from the Company an amount equal to the excess of the Fair Market Value of a share of Common Stock upon the exercise of the SAR over its exercise price. The Committee has sole and complete authority to grant SARs in tandem or in addition to an Option, or unrelated to any Option. SARs granted in tandem with or in addition to an Option may be granted either at the same time as the Option or at a later time. SARs will not be exercisable earlier than six months after the date of grant, and may not be exercised more than ten years after their date of grant. The exercise price of a SAR may not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant, as defined above. The Committee will determine upon exercise of an SAR whether the SAR will be settled in cash, shares of NCE Common Stock, Options, or a combination of the foregoing.

      A limited SAR relating to an Option which can only be exercised during limited periods following a Change in Control of the Company, as defined in the Omnibus Incentive Plan, may entitle the Participant to receive an amount based on the highest price paid or offered for Common Stock in any transaction relating to the Change in Control or paid during the thirty-day period immediately preceding the occurrence of a Change in Control of the Company in any transaction reported on the national securities exchange on which the Common Stock is being traded during that period.

      Performance Awards. The Committee has sole and complete authority to determine the Employees who receive Performance Awards in the form of Performance Shares or Performance Units, the number and value of such Shares or Units for each Performance Cycle, the Performance Goals on which each Award shall be contingent, and the duration of each Performance Cycle. The Performance Cycles may overlap and may differ from each other in duration. The Committee will establish Performance Goals for each Performance Cycle, and may adjust those Performance Goals as it deems equitable due to unusual or non-recurring events affecting the Company, changes in tax laws or accounting principles, or other such factors as the Committee may consider.

      As soon as practicable after the end of a Performance Cycle, the Committee will determine the number of Performance Units or Performance Shares, if any, which have been earned by a Participant on the basis of performance in relation to the established Performance Goals. Payment Values of earned Performance Awards will be distributed, either in a lump sum or in installments, as prescribed by the Committee, to the Participant, or to the Designated Beneficiary if the Participant has died. Payment may be made in the form of cash, shares of Common Stock, or a combination thereof, as determined by the Committee.

      Restricted Stock and Restricted Stock Units. The Committee has sole and complete authority to determine the Employees to whom Restricted Stock and Restricted Stock Units are granted, the number of such Shares or Units, the duration of the Restricted Period during which the Restricted Stock and Restricted Stock Units are subject to forfeiture, and other terms and conditions of the Awards. The Restricted Period applicable to any Participant or outstanding Award may be shortened, lengthened or waived by the Committee at any time in its discretion. During the applicable Restricted Period, an awardee of Restricted Stock will have full voting rights with respect to those shares of Common Stock, and will be entitled to receive all dividends and other distributions paid with respect to such shares. The Restricted Stock will be nontransferable, and any dividends or other distributions paid in shares of Common Stock would be subject to transfer restrictions and risk of forfeiture to the same extent as the Restricted Stock.

      During the Restricted Period, shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Omnibus Incentive Plan. The shares of Restricted Stock will be registered in the name of the Participant and deposited with the Company. Upon the expiration of the Restricted Period, the Restricted Stock will be delivered to the Participant or the Participant's legal representative, unless the Restricted Stock has been forfeited to the Company. Payment of Restricted Stock Units will be made to the Company in cash or shares of Common Stock, at the discretion of the Committee.

      Bonus Stock. Subject to the provisions of the Omnibus Incentive Plan, the Company may at any time award shares of Bonus Stock to Participants under the Omnibus Incentive Plan without cash consideration. The Committee will determine and indicate in the related Award Agreement whether such shares of Bonus Stock awarded under the Omnibus Incentive Plan will be unencumbered or subject to restrictions similar to those applicable to Restricted Stock. If any restrictions are assigned to Bonus Stock, then such Bonus Stock will be subject to at least the following restrictions: (i) the Bonus Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated if such Bonus Stock is subject to restrictions which have not lapsed or have not been vested; and (ii) if any conditions of vesting of the Bonus Stock are not met, all such Bonus Stock will be delivered to the Company within sixty days of the failure to meet the applicable conditions without any payment from the Company.

      Other Stock-Based Awards. In addition to Options, Performance Awards, Restricted Stock, Restricted Stock Units, SARs or Bonus Stock, the Committee may grant Stock Unit Awards, which can be in the form of Common Stock or Units, the value of which is based (in whole or in part) on the value of Common Stock. The Committee has sole and complete discretion at the time of the grant of a Stock Unit Award to determine the applicable terms, restrictions, conditions, vesting requirements, and payments rules. At the sole and complete discretion of the Committee, a Stock Unit Award may be granted subject to one or more of the following rules: (i) a Stock Unit Award may provide that any shares of Common Stock issued pursuant to the Award may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or if later, the date provided by the Committee at the time the Stock Unit Award is granted; (ii) a Stock Unit Award may provide for payment of cash consideration by the Award recipient, or provide for delivery of any Common Stock issued in connection with the Award without payment of cash consideration by the Award recipient, provided that for any Common Stock to be purchased in connection with the Award, the purchase must be at least 50% of the Fair Market Value of such Common Stock on the date the Award is granted; (iii) a Stock Unit Award may relate to performance criteria established by the Committee at the time of grant; and/or (iv) a Stock Unit Award may provide for deferred payment schedules or vesting over a specified period of employment. The Committee may waive or remove, in whole or in part, any restriction or limitation to which a Stock Unit Award was made subject at the time of grant, if the Committee determines that such action is advisable.

      Section 162(m). Any Award to an employee who is, or is determined by the Committee likely to become, a Covered Employee is required to be subject to performance-based measures, goals, standards, formulas or criteria and is required to be established in writing prior to the beginning of the applicable performance measurement or by any later date permitted under Code
Section 162(m). Such performance-based measure, goals, standards, formulas and criteria, as applicable, (i) are required to be objective and to satisfy
third-party   objectivity   standards   under  Code  Section  162(m)  and  the
regulations  promulgated   thereunder;   and  (ii) shall  not  allow  for  any
discretion by the Committee as to an increase in any Award, although discretion to lower an Award is permissible. The Committee will certify in writing prior to the payment of an Award to a Covered Employee that the performance-based measures, goals, standards, formulas and criteria, as applicable, relating to the Award have been satisfied. Such criteria may include alternative and multiple measures, goals, standards, formulas and/or criteria, and may be based on one or more business criteria. In establishing such criteria, the Committee will consider business or financial goals of the Company, including but not limited to, the Company's (and/or any of its subsidiaries, divisions, or other areas) total Shareholder return, revenues, sales, and net income or net worth. Further, all Awards to Covered Employees will be subject to any other conditions, restrictions, and requirements as the Committee may deem advisable to the "performance-based compensation" exception under Code Section 162(m).

      Effects of a Change in Control of the Company. In the event of a "Change in Control" (as defined below) of the Company, (i) all stock-based Awards, such as Options and Restricted Stock, will vest immediately upon the Change in Control; and (ii) all cash-based Awards will be paid out immediately in cash, as if the performance criteria had been satisfied at target levels through the effective date of the Change in Control, or as the Committee may otherwise determine. For this purpose, a "Change in Control" will occur if: (1) the Company receives a report on Schedule 13D, or an amendment thereto, or the Board obtains actual knowledge of facts giving rise to an obligation to file a Schedule 13D, disclosing beneficial ownership of 20% or more of the combined voting power of the outstanding stock of the Company by any "person" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934); (2) any Person (other than the Company or its wholly-owned subsidiary) purchases any Common Stock pursuant to a tender or exchange offer, provided that after consummation of the offer, such Person is the beneficial owner, directly or indirectly, of 20% or more of the combined voting power of the outstanding stock of the Company; or (3) the Shareholders of the Company approve (a) a consolidation or merger of the Company in which the Company is not the surviving corporation, or pursuant to which shares of Common Stock would be converted into cash, securities or other property, unless the Shareholders of the Company immediately prior to the transaction own at least a majority of the combined voting power of the surviving corporation (or its parent, if it is a subsidiary of the surviving corporation); (b) a consolidation or merger in which the Company survives, but in which the Shareholders of the Company immediately prior to the transaction do not hold at least a majority of the outstanding stock of the surviving corporation (or its parent, if it is a wholly owned subsidiary);
(c) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except to a direct or indirect wholly-owned subsidiary of the Company, or any complete liquidation of the Company; or (d) any merger or consolidation of the Company where, after the merger or consolidation, one Person owns 100% of the shares of Common Stock, except where the Shareholders of the Company immediately prior to the transaction own at least a majority of the combined voting power of the outstanding stock of the Person immediately after the merger or consolidation; or (4) a change occurs in the majority of the members of the Board of Directors within a 24-month period unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were in office at the beginning of the 24-month period.

      Transferability. Unless expressly set forth in the written document evidencing the Award, no Award will be transferable by a Participant except by will or the laws of descent and distribution, and no right or interest of a Participant will be subject to any lien, obligation, or liability of the Participant. Notwithstanding this restriction, at the discretion of the Committee, an Award may be transferable pursuant to a Qualified Domestic Relations Order, as provided in the Omnibus Incentive Plan.

      Amendment and Termination. The Board of Directors may amend, suspend, or terminate the Omnibus Incentive Plan, or a portion thereof, at any time, provided that no amendment may be made without Shareholder approval if such approval is necessary to comply with tax or regulatory requirements, including an approval requirement which is a prerequisite for exemptive relief under Section 16(b) of the Securities Exchange Act of 1934 or which is a requirement for the "performance-based compensation exception" under Code
Section 162(m). Notwithstanding the foregoing limitation, the Committee may make amendments to conform the Omnibus Incentive Plan to local rules and regulations.

                            NEW PLAN BENEFITS

      The following table sets forth the benefits or amounts received by the named executive officers, executive officers of the Company as a group and all non-executive employees of the Company as a group based on Awards made in 1997. Because awards are made at the discretion of the NCE Compensation Committee, the Company cannot currently determine the aggregate amount of any Awards that may be granted in 1998:

NEW CENTURY ENERGIES, INC. OMNIBUS INCENTIVE PLAN

-------------------------------------------------------------------------------
         Name and Position             Dollar Value ($)     Number of Shares
-------------------------------------------------------------------------------
Bill D. Helton
Chairman  of  the  Board  and  Chief            1,068,000              300,000
Executive Officer
-------------------------------------------------------------------------------
Wayne H. Brunetti
Vice Chairman,  President, and Chief            1,068,000              300,000
Operating Officer
-------------------------------------------------------------------------------
Richard C. Kelly
Executive  Vice  President and Chief              356,000              100,000
Financial  Officer,   Financial  and
Support Services
-------------------------------------------------------------------------------
Patricia    T.    Smith    (resigned
effective Oct. 31, 1997)                                0                    0
Senior  Vice  President  and General
Counsel
-------------------------------------------------------------------------------
David M. Wilks
President   and   Chief    Operating              309,720               87,000
Officer  of SPS and  Executive  Vice
President  of PSCo  and New  Century
Services, Inc.
-------------------------------------------------------------------------------
Doyle R. Bunch II
Senior   Vice   President   of   New              238,520               67,000
Century Services, Inc.
-------------------------------------------------------------------------------
Executive Officer Group (14)                    4,446,440            1,249,000
-------------------------------------------------------------------------------
Non-Executive Employee Group                    1,341,764              376,900
-------------------------------------------------------------------------------

Federal Income Tax Consequences of the Plan

      The following is a brief summary of the principal federal income tax consequences of the Omnibus Incentive Plan. This summary is based on the Company's understanding of present federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation. RECIPIENTS OF AWARDS ARE ADVISED TO CONSULT THEIR PERSONAL TAX ADVISORS WITH REGARD TO ALL TAX CONSEQUENCES ARISING WITH RESPECT TO THE AWARDS.

      Tax Withholding. If a distribution is made under the Omnibus Incentive Plan in cash, the Company will withhold taxes as required by law. If an Award is satisfied in the form of shares of Common Stock, then no shares may be issued unless and until arrangements satisfactory to the Company have been made to satisfy any tax withholding obligations applicable with respect to such Award.

      Deductibility of Awards. The Company's deductions for Omnibus Incentive Plan Awards are limited by Section 162(m) of the Code, which generally limits the Company's deduction for non-performance based compensation to $1 million per year for the Company's CEO and its other four most highly compensated officers.

      Incentive Stock Options. The optionee under an ISO is not taxed and the Company is not entitled to a federal income tax deduction at the time of grant or exercise. However, if the optionee sells the shares acquired upon the exercise of an ISO ("ISO Shares") at any time within (a) one year after the date of transfer of ISO Shares to the optionee pursuant to the exercise of such ISO; or (b) two years after the date of grant of such ISO, then (1) the optionee will recognize capital gain equal to the excess, if any, of the sales price over the sum of the exercise price of the ISO plus the amount of ordinary income realized per clause (2) which follows; (2) the optionee will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the ISO Shares on the date of exercise, over the exercise price of such ISO; (3) the optionee will recognize capital loss equal to the excess, if any, of the exercise price of such ISO over the sales price of the ISO Shares; and (4) the Company will generally be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the optionee per clause (2) immediately above. If the optionee sells the ISO Shares at any time after the optionee has held such ISO Shares for at least (i) one year after the date of transfer of the ISO Shares to the optionee pursuant to the exercise of the ISO and (ii) two years after the date of grant of the ISO, then the optionee will recognize capital gain or loss equal to the difference between the sales price and the exercise price of such ISO, and the Company will not be entitled to a federal income tax deduction.

      The amount by which the fair market value of the ISO Shares received upon exercise of an ISO exceeds the exercise price of such ISO will be included as a positive adjustment in the calculation of an optionee's "alternative minimum taxable income" ("AMTI") in the year of exercise.

      Non-Qualified Stock Options. The optionee under a NQSO is not taxed and the Company is not entitled to a federal income tax deduction at the time of grant. The optionee recognizes ordinary income upon the exercise of a NQSO in an amount equal to the difference between the fair market value of the stock on the date of exercise of the NQSO and the exercise price of the NQSO, and the Company will be entitled to a federal income tax deduction in an amount equal to such amount.

      Stock Appreciation Rights. The recipient of a SAR is not taxed and the Company is not entitled to a federal income tax deduction at the time of grant. When the SAR is exercised, the recipient recognizes ordinary income in an amount equal to the amount of cash received and the fair market value of shares of stock received, and the Company will be entitled to a federal income tax deduction in an amount equal to such amount.

      Restricted Stock. The grantee of Restricted Stock is not taxed and the Company is not entitled to a federal income tax deduction at the time of grant. However, when shares of Restricted Stock are no longer subject to a substantial risk of forfeiture, the grantee recognizes ordinary income in an amount equal to the fair market value of the stock less the amount paid, if any, for the stock. Alternatively, the grantee may file an election with the Internal Revenue Service within 30 days of the date of his receipt of the shares, to recognize ordinary income at the time of grant rather than at the time the restrictions lapse. The Company is entitled to a federal income tax deduction in an amount equal to the fair market value of the stock at the time the grantee recognizes income related to the grant.

      Performance Units, Performance Shares, Restricted Stock Units, Bonus Stock and Stock Unit Awards. No income generally will be recognized upon the grant of Performance Units, Performance Shares, Restricted Stock Units, Bonus Stock or Stock Unit Awards. Upon payment in respect of the earn-out and/or vesting of Performance Units, Performance Shares, Restricted Stock Units, Bonus Stock or Stock Award Units, the recipient generally will be required to include as ordinary income in the year of receipt an amount equal to the cash received and the fair market value of shares of stock received, and the Company will be entitled to a federal income tax deduction in an amount equal to such amount.

Vote Required.

      Approval of the Omnibus Incentive Plan requires the affirmative vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal; provided that the total votes cast on the proposal represent at least 50% in interest of all shares entitled to vote on the proposal.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NEW CENTURY ENERGIES, INC. OMNIBUS INCENTIVE PLAN WHICH IS DESIGNATED IN THE PROXY AS ITEM 2.

      UNLESS OTHERWISE DIRECTED, SHARES REPRESENTED BY AN EXECUTED PROXY IN THE FORM ENCLOSED WILL BE VOTED FOR APPROVAL OF THE OMNIBUS INCENTIVE PLAN.

          PROPOSAL TO ADOPT THE OUTSIDE DIRECTORS' COMPENSATION PLAN

                             ITEM 3 ON PROXY CARD

Introduction

      The Board of Directors adopted the New Century Energies, Inc., Outside Directors' Compensation Plan (the "Directors' Plan") on April 30, 1997, effective as of August 1, 1997, subject to its approval by the Company's stockholders at their 1998 Annual Meeting. The Directors' Plan provides that members of the Board of Directors who are not employees of the Company or any of its subsidiaries ("Non-Employee Directors") shall receive payment of their retainer(s) and fees one-half in cash and one-half in shares of NCE Common Stock or, the Non-Employee Director may elect to receive more than one-half of their retainer(s) and fees in shares of Common Stock. It also permits a director to elect to defer the payment of all or a portion of the compensation for his or her service as a director.

      The purpose of the Directors' Plan is to advance the interests of the Company and its shareholders by introducing a compensation program that provides and encourages the acquisition of additional equity interest in the Company by the Non-Employee Directors, thereby increasing the Non-Employee Directors' stake in the future growth and prosperity of the Company, and furthering their identity of interest with those of the Company's shareholders and to assist the Company in attracting the retaining well-qualified individuals to serve as Non-Employee Directors. The Board believes it is in the Company's best interest to adopt the Directors' Plan. The material features of the Plan are summarized below.

Material Features of the Plan

      Participation. Only Non-Employee Directors are eligible to participate in the Directors' Plan. There are presently 12 Non-Employee Directors of the Company eligible to participate in the Plan. No current executive officers or employees of the Company or its subsidiaries are eligible to participate in the Directors' Plan.

      Directors Compensation. Under the Directors' Plan, Non-Employee Directors shall have their meeting fees and/or any other compensation paid to them for services as a director (collectively, "Compensation") paid one-half in cash and one-half in shares of Common Stock. Alternatively, Non-Employee Directors may elect to have all or a portion of the cash portion of their Compensation also paid in shares of Common Stock. Compensation paid in the form of stock will consist of a number of shares of Common Stock (carried out to four decimal places) that can be purchased with the dollar equivalent of the fee, determined as described below.

      Directors may also elect to defer receipt of all or a portion of such Compensation. The election shall be made in the year prior to the calendar year fees would otherwise be paid and is irrevocable for that year. If the amount to be deferred would have been payable in cash, the Company will credit, at the election of the participant, either a Cash

Account or a Stock Account maintained for the Non-Employee Directors on the date the Compensation would otherwise have been payable. If the amount to be deferred would have been payable in Common Stock, the Company will credit a Stock Account maintained for the Non-Employee Director on the date the Compensation would otherwise have been payable. Credits to the Stock Account will be in the form of units ("Stock Units") and the number of Stock Units will be determined in the manner described below. Cash Accounts will accrue interest in accordance with the terms of the Plan. As of the payment date of any cash dividend on outstanding shares of Common Stock, each participant's Stock Account shall be credited with an equivalent number of additional Stock Units. The number of shares of Common Stock issued or the number of Stock Units credited to a Non-Employee Director's Stock Account will be determined by dividing the dollar amount of the fee or cash dividend that would otherwise have been paid to the participant by a per share price equal to the arithmetic mean of the highest and lowest quoted selling prices on the New York Stock Exchange Composite Tape on the date on which such cash amount would otherwise have been paid.

      Stock Units and amounts in a Cash Account are fully vested at all times. A participant shall receive the value of his or her Cash Account or Stock Account following termination as an active member of the Board of Directors. Payment of amounts from a Cash Account shall be made in the form of either a single lump-sum cash payment or in five annual cash installments, as selected by the participant. Payment from a Stock Account shall be made in full shares of Common Stock with a cash equivalent for any fractional share otherwise distributable from the Stock Account.

      The following table sets forth the number of shares of Common Stock to be issued upon approval of the Directors' Plan for Compensation paid since August 1, 1997 through January 29, 1998, to those Non-Employee Directors that have not elected to defer receipt of their Compensation:

                              NEW PLAN BENEFITS*

                Participants                        Number of Shares
            Non-Employee Directors (5)                     1,969
___________________________

      * The election to receive shares currently or on a deferred basis will be made from time to time by each participant and the number of shares to be issued will vary depending on the market price for the Common Stock on the date of issuance. Therefore, the Company cannot now determine the amount of shares of Common Stock, subsequent to January 29, 1998, that will be acquired by participants.

      Administration of the Plan. The Directors' Plan is administered by the Compensation Committee of the Company's Board of Directors, which has full power and authority to supervise administration of the Directors' Plan and to interpret the provisions of the Directors' Plan and of any issuance or payment of Stock or Stock Units. The Committee may delegate any of its responsibilities to one or more agents. No participant may participate in the decision made with respect to any questions relating to any Stock or Stock Unit issued under the Directors' Plan exclusively to that participant.

      Unfunded Plan. The Directors' Plan is unfunded. A participant's right to receive any payment of any Stock Unit or any amount in a Cash Account is not greater than the rights of an unsecured general creditor of the Company.

      Non-Alienation. Stock Units and amounts in a Cash Account may not be sold, transferred, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

      Termination or Amendment of Directors' Plan. The Company reserves the right to amend, modify or terminate the Directors' Plan or any part thereof, from time to time, by action of the Committee with the approval of the Board; provided that no such amendment or termination shall in any material manner adversely affect any participant's rights to deferred amounts, together with interest earned thereon as well as other compensation earned under the Plan, without the consent of the participant.

      Vote   Required.   Approval  of  the   Directors'   Plan   requires  the
affirmative vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal; provided that the total votes cast on the proposal represent at least 50% in interest of all shares entitled to vote on the proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE DIRECTORS' PLAN, WHICH IS DESIGNATED IN THE PROXY AS
ITEM 3.

     UNLESS OTHERWISE DIRECTED, SHARES REPRESENTED BY AN EXECUTED PROXY IN THE FORM ENCLOSED WILL BE VOTED FOR APPROVAL OF THE DIRECTORS' PLAN.

                  APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

                             ITEM 4 ON PROXY CARD

      In conjunction with the Merger of SPS and PSCo, the SPS Board of Directors released Deloitte & Touche LLP and selected Arthur Andersen LLP as the independent public accountants to audit the accounts of SPS. The accounts of the Company and its consolidated subsidiaries were audited by Arthur Andersen LLP for the 1997 calendar year.

      Subject to approval by the holders of Common Stock at the Meeting, the Board of Directors has appointed Arthur Andersen LLP as the independent public accountants to audit the accounts of the Company and its consolidated subsidiaries for the 1998 calendar year. A representative of Arthur Andersen LLP is expected to be present at the Meeting, will be provided the opportunity to make a statement if such representative desires to do so, and is expected to be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 1998 CALENDAR YEAR.

      UNLESS OTHERWISE DIRECTED, SHARES REPRESENTED BY AN EXECUTED PROXY IN THE FORM ENCLOSED WILL BE VOTED FOR THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                            SHAREHOLDER PROPOSALS

                             ITEM 5 ON PROXY CARD

      Mr. John and/or Margaret Gilbert, 29 East 64th Street, New York, NY 10021-7043, who own or represent a total of 800 shares of Company common stock and Mr. Allan Frank, 6882 East Center Avenue, Denver, CO 80224-1503, who owns a total of 100 shares of Company common stock, have informed management that they will propose the resolution as set forth below at the Annual Meeting. An affirmative vote of the holders of a majority of the Company's common stock, represented in person or by proxy and entitled to vote at the Meeting, is necessary for approval.

      "RESOLVED: That the stockholders of New Century Energies [sic] Inc., assembled in annual meeting in person and by proxy, hereby request the Board of Directors to take the steps necessary to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit.

      REASONS: California law still requires that unless stockholders have voted not to have cumulative voting they will have it. Ohio also has the same provision.

      The National Bank Act provides for cumulative voting. In many cases companies get around it by forming holding companies without cumulative voting. Banking authorities have the right to question the capability of directors to be on banking boards. In many cases authorities come in after and say the director or directors were not qualified. We were delighted to see the SEC [sic] has finally taken action to prevent bad directors from being on boards of public companies. The SEC [sic] should have hearings to prevent such persons [from] becoming directors before they harm investors.

      Many successful corporations have cumulative voting. Example, Pennzoil defeated Texaco in that famous case. Texaco's recent problem might have also been prevented with cumulative voting, getting directors on the board to prevent such things. Ingersoll-Rand also having cumulative voting won two awards. Further, Union Pacific is a good example having troubles with their freight shipments, which are backed up for a month. The merger with Southern Pacific is part of the excuse. Just last year, Union Pacific took away cumulative voting.

      Lockheed-Martin, as well as VWR Corporation, now have a provision that if anyone has 40% or more of the shares [sic] cumulative voting applies; it does apply at the latter company.

      In 1995 American Premier adopted cumulative voting. Allegheny Power System tried to take away cumulative voting, as well as put in a stagger system, and stockholders defeated it, showing stockholders are interested in their rights. Also, Hewlett Packard, a very successful company, has cumulative voting."

      "If you agree, please mark your proxy for this resolution; otherwise it is automatically cast against it, unless you have marked to abstain."

RESPONSE OF THE BOARD OF DIRECTORS

      THE BOARD OF DIRECTORS HAS CONSIDERED ITEM 5 AND UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" THIS RESOLUTION.

      The Board of Directors is of the opinion that the use of cumulative voting in the election of directors weakens the cohesiveness and effectiveness of a board. Each director of the Company currently is elected by a plurality of votes cast by the Company's stockholders, thereby permitting the directors to administer the affairs of the corporation for the benefit of all shareholders. Cumulative voting is directed toward, and can result in, the election of one or more directors by a special-interest shareholder or group of shareholders resulting in partisanship among directors. The shareholder or special-interest group electing a director by cumulative voting may seek to have that director represent the shareholder's or group's special interest rather than the interests of the shareholders as a whole. This partisanship among directors and voting on behalf of special interests could interfere with the effectiveness of the Board and could be contrary to the interests of the Company and its owners as a whole. The Board believes a cohesive group, working together in a timely and decisive manner on all issues affecting the Company, with accountability to all shareholders, is necessary in today's environment to provide effective leadership and protection of your investment.

      This proposal is a recommendation to the Board of Directors and would require future shareholder approval of an amendment to the Company's Restated Articles of Incorporation to implement.

      PLEASE NOTE, AS SPECIFIED IN THE SHAREHOLDER PROPOSAL, UNLESS OTHERWISE DIRECTED, SHARES REPRESENTED BY AN EXECUTED PROXY IN THE FORM ENCLOSED WILL BE VOTED AGAINST THIS RESOLUTION.
                             ITEM 6 ON PROXY CARD

      Mr. Gerald R. Armstrong, 910 Fifteenth Street, No.754, Denver, CO 80202, who owns a total of 40 shares of Company common stock, has informed management that he will propose the resolution set forth below at the Annual

Meeting. An affirmative vote of the holders of a majority of the Company's common stock, represented in person or by proxy and entitled to vote at the Meeting, is necessary for approval.

      RESOLVED: "That the shareholders of New Century Energies, Inc., assembled in person and by proxy in an annual meeting, request that the Board of Directors take those steps necessary to cause annual elections for all directors by providing that at future elections in annual meetings, all directors be elected annually and not by classes as is now provided and that on the expiration of the present terms their subsequent elections shall also be on an annual basis."

      REASONS: "Buried deeply in the notice of the meeting for the merger into New Century Energies, Inc. is disclosure that its directors will serve for three year terms, rather than one year terms, as had been in place at Public Service Company of Colorado since its inception.

      There are also significant other ant-takeover [sic] provisions which negate the need for three year terms for the directors. Although Southwestern Public Service Company had three year terms for its directors, it never found the need to use any of its anti-takeover measures.

      Recently,  Ameritech,  Time-Warner,   Lockheed-Martin,  Campbell  Soups,
Atlantic Richfield, Pacific Enterprises, Westinghouse, and other corporations have replaced three year terms with the annual election of all directors.

      Occidental  Petroleum   corporation  [sic]  stated  in  its  1997  proxy
statement in support of replacing three year terms with one year terms for its directors:

      "the  current  Board of  Directors....does  recognize  that under  current views of corporate governance a classified board is believed to offer less protection against unfriendly takeover attempts than previously assumed while frustrating stockholders in their exercise of oversight of the board. The Board of Directors believes that the best interests of the stockholders are not currently served by maintaining a classified board...."

      These actions have increased shareholder voting right by 300% -- and, at no cost to the shareholders.

      As it is not known how the directors will perform in the newly-established competitive climate, it is essential that shareholders have the greatest accountability possible. This proponent believes that [sic] current system produces only a facade on continuity which should be displaced; and, accountability and performance be substituted as the basis for re-election to our board of directors."

      "If you agree, please vote FOR this proposal. If your proxy card is unmarked, your shares will be automatically voted "against" it."

RESPONSE OF THE BOARD OF DIRECTORS

      THE BOARD OF DIRECTORS HAS CONSIDERED ITEM 6 AND RECOMMENDS A VOTE "AGAINST" THIS RESOLUTION.

     Under the Restated Certificate of Incorporation and the Corporate Bylaws of New Century Energies, Inc., upon the effective date of the Merger, the Board of Directors was divided into three classes of directors of approximate equal numbers and staggered three-year terms. Approximately one-third of the directors stand for election each year and the entire Board can be replaced in the course of three annual meetings, all held within approximately two years. In separate PSCo and SPS shareholder meetings held on January 31, 1996, the three classes of directors and staggered terms of the Board, were approved by approximately 72% and 74% of the PSCo and SPS shareholders, respectively.

      This Board classification ensures that continuity and experience of the directors in the business and the affairs of the Company and such a board is best situated to maximize long-term shareholder value. For instance, the Board believes that a board with a historical perspective of the Company (PSCo and SPS) provides stability during a time in which fundamental changes continue to occur in the electric utility industry and is able to make decisions that are best
for  the  Company:   decisions  on  strategic   acquisitions  or   dispositions,
significant   capital   commitments  and  utilization  of  financial  and  other
resources. Moreover, continuity on the board is integral to developing, refining, and executing a long-term strategic plan, a process that often takes years.

      The Board believes that an abrupt change of control could disrupt the Company in achieving its long-term strategic goals, and thus might deprive the shareholders of the opportunity to realize the full value of their investment. At the same time, the shareholders have the power to propose and elect alternative nominees for the class of directors to be elected each year, and thus influence the Board composition. The Board believes that a classified board thus remains accountable to its shareholders.

      If approved by the shareholders, the proposal would not result in an immediate change to declass the Board. Instead, it would serve as a recommendation to the Board to take the necessary steps to end the staggered system of electing directors. To declassify the Board, it would be necessary to amend the relevant provisions of the Company's Restated Certificate of Incorporation and Corporate Bylaws. The affirmative vote of 80% of the outstanding shares of the Company's common stock would be required to approve those amendments.

      UNLESS OTHERWISE DIRECTED, SHARES REPRESENTED BY AN EXECUTED PROXY IN THE FORM ENCLOSED WILL BE VOTED AGAINST THIS RESOLUTION.

                        TRANSACTION OF OTHER BUSINESS

     The Board of Directors does not intend to bring before the Meeting any matters other than (1) the election of Directors; (2) the approval of the Omnibus Incentive Plan; (3) the approval of the Outside Directors' Compensation Plan; and (4) the appointment of the Company's independent public accountants; however, management has knowledge of two shareholder proposals that may be brought before such Meeting. Additionally, if any other matter properly comes before the Meeting, it is the intention of the persons named in the form of proxy to vote the proxies in accordance with their judgment on such matter.


                SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Shareholder proposals intended to be presented at the 1999 Annual Meeting must be received by the Company no later than November 29, 1998, in order to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                    By order of the Board of Directors.
Dated:  March 30, 1998.

                                    /s/ Teresa S. Madden
                                    TERESA S. MADDEN
                                    Secretary


      ALL SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING.

                                                                     EXHIBIT A
                          NEW CENTURY ENERGIES, INC.
                            OMNIBUS INCENTIVE PLAN


Section 1.  Purpose

The purpose of the New Century Energies, Inc. Omnibus Incentive Plan (the "Plan") is to promote the interests of the Company and its shareholders by
(a) attracting and retaining executive personnel and other key employees of outstanding training, experience and ability; (b) motivating executive personnel and other key employees, by means of performance-related incentives, to achieve longer-range performance goals and (c) enabling such employees to participate in the long-term growth and financial success of the Company.

Section 2.  Definitions

"Act" shall mean the Securities Exchange Act of 1934, as amended.

"Affiliate" shall mean any corporation or other entity which is not a Subsidiary but as to which the Company possesses a direct or indirect ownership interest and has representation on the board of directors or any similar governing body.

"Award" shall mean a grant or award under Section 6 through 11 inclusive, of the Plan, as evidenced in a written document delivered to a Participant as provided in Section 13(b).

"Board" or "Board of Directors" shall mean the Board of Directors of the Company.

"Bonus Stock" means an Award granted pursuant to Section 10 of the Plan expressed as a Share of Common Stock which may or may not be subject to restriction.

"Cashless Exercise" means the exercise of an option by the Participant through the use of a brokerage firm to make payment to the Company of the exercise price either from the proceeds of a loan to the Participant from the brokerage firm or from the proceeds of the sale of Stock issued pursuant to the exercise of the option, and upon receipt of such payment, the Company delivers the exercised shares to the brokerage firm.

"Change in Control" is the occurrence of any of the events described in subsections (a) through (d), below:

(a) Either (i) receipt by New Century Energies, Inc. ("the Company") of a report on Schedule 13D, or an amendment to such a report, filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Act disclosing that any person (as such term is used in Section 13(d) of the Act) ("Person"), is the beneficial owner, directly or indirectly, of twenty percent or more of the combined voting power of the outstanding stock of the Company, or (ii) actual knowledge by the Board of facts on the basis of which any Person is required to file such a report on
     Schedule 13D, or to make an amendment to such a report, with the SEC (or would be required to file such a report or amendment upon the lapse of the applicable period of time specified in Section 13(d) of the Act) disclosing that such Person is the beneficial owner, directly or indirectly, of twenty percent or more of the combined voting power of the outstanding stock of the Company.

(b) Purchase by any Person other than the Company or a wholly-owned subsidiary of the Company, of shares pursuant to a tender or exchange offer to acquire any stock of the Company (or securities convertible into stock) for cash, securities or any other consideration provided that, after consummation of the offer, such Person is the beneficial owner (as defined in Rule 13d-3 under the Act), directly or indirectly, of twenty percent or more of the combined voting power of the outstanding stock of the Company (calculated as provided in paragraph
     (d) of Rule 13d-3 under the Act in the case of rights to acquire stock).

(c) Approval by the shareholders of the Company of a transaction described in any of the following paragraphs:

     (1) Any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock of the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which holders of its stock immediately prior to the consolidation or merger own at least a majority of the combined voting power of the outstanding stock of the surviving corporation immediately after the consolidation or merger (or at least a majority of the combined voting power of the outstanding stock of a corporation which owns directly or indirectly all of the voting stock of the surviving corporation).

     (2) Any consolidation or merger in which the Company is the continuing or surviving corporation but in which the shareholders of the Company immediately prior to the consolidation or merger do not hold at least a majority of the combined voting power of the outstanding stock of the continuing or surviving corporation (or where such holders of stock hold at least a majority of the combined voting power of the outstanding stock of the corporation which owns directly or indirectly all of the voting stock of the Company).

     (3) Any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company (except such a transfer to a corporation which is wholly owned, directly or indirectly, by the Company), or any complete liquidation of the Company.

     (4) Any merger or consolidation of the Company where, after the merger or consolidation, one Person owns 100% of the shares of stock of the Company (except where the holders of the Company's voting stock immediately prior to such merger or consolidation own at least a majority of the combined voting power of the outstanding stock of such Person immediately after such merger or consolidation).

(d) A change in the majority of the members of the Board within a 24-month period unless the election or nomination for election by the Company's shareholders of each new director was approved by the vote of at least two-thirds of the directors then still in office who were in office at the beginning of the 24-month period.

A Change In Control  occurs on the date that an event  described in subsection
(a), (b) or (d) occurs.  In the case of a transaction  described in subsection
(c) which is subject to approval by the shareholders, the Change In Control occurs on the date the transaction is completed.

"Code" shall mean the Internal Revenue code of 1986, as amended from time to time.

"Committee" shall mean the Compensation Committee of the Board of Directors. The committee shall be made up of at least two outside directors who qualify as Non-Employee Directors, as defined in Rule 16-3, including the rule regarding disinterested administration. Only outside directors may serve on the Committee.

"Common Stock" or "Stock" shall mean the common stock of the Company.

"Company" shall mean New Century Energies, Inc.

"Covered Employee' means a Participant who is a "covered employee" as defined in Section 162(m)(3) of the Code, and the regulations promulgated thereunder, or who the Committee believes will be such a covered employee for a Performance Period, and who the Committee believes will have compensation in excess of $1,000,000 for the Performance Period, as provided in Section 162(m) of the Code.

"Designated Beneficiary" shall mean the beneficiary designated by the Participant, in a manner determined by the Committee to receive amounts due the Participant in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's estate.

"Employee" shall mean any employee of the Employer.

"Employer" shall mean the Company and any Subsidiary or Affiliate.

"Fair Market Value" shall mean the closing price of the Stock on the last day prior to the date in question on which the Stock was traded.

"Fiscal Year" shall mean the fiscal year of the Company.

"Incentive Stock Option" shall mean a stock option granted under Section 6 which is intended to meet the requirements of Section 422 of the Code.

"Key Employee' means an officer or other key employee of the Company or its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries.

"Non-Stock Based Incentive Compensation" refers to incentive compensation whose value is not based in whole or in part on the value of Common Stock.

"Nonqualified Stock Option" shall mean a stock option granted under Section 6 which is not intended to be an Incentive Stock Option.

"Option" shall mean an Incentive Stock Option or a Nonqualified Stock Option. "Participant" shall mean an individual who is selected by the Committee to receive an Award under the Plan.

"Payment  Value" shall mean the dollar amount  assigned to a Performance  Unit
or  Performance   Share  under  Section  8  with  respect  to  the  applicable
Performance Cycle.

"Performance Award" means a performance-based Award, which may be in the form of either Performance Shares or Performance Units

"Performance Cycle" or "Cycle" shall mean the period of years selected by the Committee during which the performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

"Performance Goals" shall mean the objectives established by the Committee for a Performance Cycle, for the purpose of determining the extent to which Performance Shares which have been contingently awarded for such Cycle are earned.

"Performance Share" means an Award, designated as a Performance Share, granted to a Participant pursuant to Section 8 herein, the value of which is determined, in whole or in part, by the value of Company Stock in a manner deemed appropriate by the Committee and described in the Agreement.

"Performance Unit" means an Award, designated as a Performance Unit, granted to a Participant pursuant to Section 8 herein, the value of which is determined, in whole or in part, by the attainment of pre-established goals relating to Company financial or operating performance as deemed appropriate by the Committee and described in the Agreement.

"Period of Restriction" means the period during which the transfer of shares of Restricted Stock is restricted, pursuant to Section 9 herein.

"Restricted Period" shall mean the period of years selected by the Committee during which a grant of Restricted Stock or Restricted Stock Units may be forfeited to the Company.

"Restricted Stock" shall mean shares of Common Stock contingently granted to a Participant under Section 9 of the Plan.

"Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as adopted in Exchange Act Release No. 34-37260 (May 31, 1996), or any successor rule as amended from time to time.

"Section 162(m)" means Section 162(m) of the Code, or any successor section under the Code, as amended from time to time and as interpreted by final or proposed regulations promulgated thereunder from time to time.

"Stock" or "Shares" means the Common Stock of the Company.

"Stock Appreciation Right" means the right to receive an amount equal to the excess of the Fair Market Value of a share of Stock (as determined on the date of exercise) over the Exercise Price of a related Option or the Fair Market Value of the Stock on the Date of Grant of the Stock Appreciation Right.

"Stock Exchange" shall mean the national securities exchange on which the Common Stock is traded as of the particular time in question.

"Stock Unit Award" shall mean an award of Common Stock or units  granted under
Section 11.

"Subsidiary" shall mean any business entity in which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined voting power.

Section 3.  Administration

The Plan shall be administered by the Committee. The Committee shall have sole and complete authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time deem advisable, and to interpret the terms and provisions of the Plan. The Committee may delegate to one or more its members or to one or more agents such non-discretionary administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.  The  Committee  may take  action by a meeting in  person,  by unanimous written consent, or by meeting with the assistance of communications equipment which allows all Committee members participating in the meeting to communicate in either oral or written form. The Committee's determinations and decisions shall be final, conclusive and binding upon all persons, including the Company, stockholders, an Employer, Employees, Participants and Designated Beneficiaries.

Section 4.  Eligibility

The Committee shall have sole and complete discretion in determining those Employees who shall participate in the Plan. The Committee may request recommendations for individual awards from the Chief Executive Officer of the Company and may delegate to the Chief Executive Officer of the Company the authority to make Awards to Participants who are not executive officers of the Company, subject to a fixed maximum Award amount for such a group and a maximum amount for any one Participant, as determined by the Committee. Awards made to the Executive Officers shall be determined by the Committee.

Section 5.  Maximum Amount Available for Awards

a) The maximum number of shares of Stock in respect of which Awards may be made under the Plan shall be a total of 5,000,000 shares of Common Stock which may be any combination of Options, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, Bonus Shares, or any other right or option. Shares of Common stock may be made available from the authorized but unissued shares of the Company or from shares acquired by the Company, including shares purchased in the open market. In the event that (i) an Option or Stock Appreciation Right is settled for cash or expires or is terminated unexercised as to any shares of Common Stock covered thereby, or (ii) any Award in respect of shares is canceled or forfeited for any reason under the Plan without the delivery of shares of Common Stock, such shares shall thereafter be again available for award pursuant to the Plan.

In the event that the Committee shall determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee shall adjust appropriately any or all of (i) the number and kind of shares which thereafter may be awarded or optioned and sold or made the subject of Stock Appreciation Rights under the Plan, (ii) the number and kind of shares subject of Stock Options and other Awards and (iii) the grant, exercise or conversion price with respect to any of the foregoing and/or, if deemed appropriate, make provision for cash payment to a Participant or a person who has an outstanding Option or other Award; provided, however, that the number of shares subject to any Option or other Award shall always be a whole number.

Section 6.  Stock Options

a)  Grant

   Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Nonqualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any implementing regulations.

b)     Option Price

   The Committee shall, in its discretion, establish the exercise price per share of Stock covered by an Option ("Option Price") at the time each Option is granted which shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

c)  Exercise

   1) Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion specify in the applicable Award or thereafter; provided, however, that in no event may any Option granted hereunder be exercisable after the expiration of ten years from the date of such grant. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

   2) Options shall be exercised by the delivery of a written notice from the Participant to the Company in the form prescribed by the Committee setting forth the number of shares with respect to which the Option is to be exercised accompanied by full payment for the shares. No shares shall be delivered pursuant to any exercise of an Option until payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by exchanging shares of Common Stock owned by the optionee (which are not the subject of any pledge or other security interest), or by combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Common Stock so tendered to the Company, valued as of the date of such tender, is at least equal to such Option price. In addition, at the request of the Participant, and subject to applicable laws and regulations, the Company may (but shall not be required to) cooperate in a Cashless Exercise of the Option. As soon as practicable, after receipt of written notice and payment, the Company shall deliver to the Participant, stock certificates in an appropriate amount based upon the number of Shares with respect to which the option is exercised, issued in the Participant's name.

   3) The Company, in its sole discretion, may lend money to an Employee, guarantee a loan to an Employee or otherwise assist an Employee to obtain the cash necessary to exercise all or any portion of an Option granted under the Plan.

Section 7.  Stock Appreciation Rights

a) The Committee may, with sole and complete authority, grant Stock Appreciation Rights in tandem with an Option, in addition to an Option, or freestanding and unrelated to an Option. Stock Appreciation Rights granted in tandem with or in addition to an Option may be granted either at the same time as the Option or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after grant, shall not be exercisable after the expiration of ten years from the date of grant and shall have an exercise price of not less than 100% of the Fair Market Value of the Common Stock on the date of grant.

b) A Stock Appreciation Right shall entitle the Participant to receive from the Company an amount equal to the excess of the Fair Market Value of a share of Common Stock on the exercise of the Stock Appreciation Right over the exercise price thereof. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights thereafter granted. The Committee shall determine upon the exercise of a Stock Appreciation Right whether such Stock Appreciation Right shall be settled in cash, shares of Common Stock, Stock Options, or a combination thereof.

c) A limited Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Change in Control of the Company, may entitle the Participant to receive an amount based upon the highest price paid or offered for Common Stock in any transaction relating to the Change in Control or paid during the thirty-day period immediately preceding the occurrence of the Change in Control in any transaction reported on the Stock Exchange.

Section 8.  Performance Awards

a) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees who shall receive Performance Awards in the form of Performance Units or Performance Shares, the number and value of such Performance Units or Performance Shares for each Performance Cycle, the Performance Goals on which each Award shall be contingent, and the duration of each Performance Cycle. There may be more than one Performance Cycle in existence at any one time, and the duration of each Performance Cycle may differ from each other.

b) The Committee shall establish Performance Goals for each Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. During any Cycle, the Committee may adjust the Performance Goals for such Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

c) As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Units or Performance Shares which have been earned on the basis of performance in relation to the established Performance Goals.

d) Payment Values of earned Performance Awards shall be distributed to the Participant or, if the participant has died, to the Participant's Designated Beneficiary, as soon as practicable after the expiration of the Performance Cycle and the Committee's determination under paragraph (c), above. The Committee shall determine whether Payment Values are to be distributed in the form of cash, shares of Common Stock, or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as prescribed by the Committee.

Section 9.  Restricted Stock and Restricted Stock Units

a) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom shares of Restricted Stock and Restricted Stock Units shall be granted, the number of shares of Restricted Stock and the number of Restricted Stock Units to be granted to each Participant, the duration of the Restricted Period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such awards. The Restricted Period may be shortened, lengthened or waived by the Committee at any time in its discretion with respect to one or more Participants or Awards outstanding.

b) Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except as herein provided, during Restricted Period. Certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or the Participant's legal representative, except to the extent such Restricted Stock and Restricted Stock Units have been forfeited to the Company under the terms and conditions of the Award. Payment of Restricted Stock Units shall be made to the Company in cash or shares of Common Stock, as determined at the discretion of the Committee.

c) During the Period of Restriction, Participants in whose name Restricted Stock is granted under the Plan may exercise full voting rights with respect to those shares.

d) During the Period of Restriction, Participants in whose name Restricted Stock is granted under the Plan shall be entitled to receive all dividends and other distributions paid with respect to those Shares. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Restricted Stock with respect to which they were distributed.

Section 10.  Bonus Stock

a) Subject to the provisions of the Plan, the Committee, at any time and from time to time, may award shares of Bonus Stock to participants under the Plan without cash consideration. The Committee shall determine and indicate in the related Award Agreement whether such shares of Bonus Stock awarded under the Plan shall be unencumbered of any restrictions (other than those advisable to comply with law) or shall be subject to restrictions and limitations similar to those referred to in Section 9. In the event the Committee assigned any restrictions on the shares of Bonus Stock awarded under the Plan, then such shares shall be subject to at least the following restrictions:

   1) No shares of Bonus Stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated if such shares are subject to restrictions which have not lapsed or have not been vested.

   2) If any condition of vesting of the shares of Bonus Stock are not met, all such shares of subject to such vesting shall be delivered to the Company (in a manner determined by the Committee) within 60 days of the failure to meet such conditions without any payment from the Company.

Section 11.  Other Stock Based Awards

a) Subject to the provisions of the Plan, in addition to granting Options, Stock Appreciation Rights, Performance Units, Performance Shares, Restricted Stock, Restricted Stock Units and Bonus Stock, the Committee shall have authority to grant to Participants Stock Unit Awards which can be in the form of Common Stock or units, the value of which is based, in whole or in part, on the value of Common Stock. Subject to the provisions of the Plan, including Section 11 (b) below, Stock Unit Awards shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules (all of which are sometimes hereinafter collectively referred to as "rules") as the Committee may determine in its sole and complete discretion at the time of grant. The rules need not be identical for each Stock Unit Award.

b) In the sole and complete discretion of the Committee, a Stock Unit Award may be granted subject to the following rules:

   1) Any shares of Common Stock which are part of a Stock Unit Award may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued or, if later, the date provided by the Committee at the time of grant of the Stock Unit Award.

   2) Stock Unit Awards may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award, and any Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration, provided that for any Common Stock to be purchased in connection with a Stock Unit Award the purchase shall be at least 50% of the Fair Market Value of such Common Stock on the date such Award is granted.

   3)  Stock  Unit   Awards  may  relate  in  whole  or  in  part  to  certain
      performance criteria established by the Committee at the time of grant.

   4) Stock Unit Awards may provide for deferred payment schedules and/or vesting over a specified period of employment.

   5) In such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restriction or limitation to which a Stock Unit Award was made subject at the time of grant.

c) In the sole and complete discretion of the Committee, an Award, whether made as a Stock Unit Award under this Section 11 or as an Award granted pursuant to Sections 6 through 10 may provide the Participant with (i) dividends or dividend equivalents (payable on a current or deferred basis) and (ii) cash payments in lieu of or in addition to an Award.

Section 12.  Special Provisions Applicable to Covered Employees

Awards subject to performance criteria paid to Covered Employees under this Plan shall be governed by the conditions of this Section 12 in addition to the requirements of Sections 8,9, 10 and 11 above. Should conditions set forth under this Section 12 conflict with the requirements of sections 8, 9, 10 and 11, the conditions of this Section 12 shall prevail.

   a) All performance measures, goals, standards, formulas, or criteria relating to Covered Employees for a relevant performance period shall be established by the Committee in writing prior to the beginning of the Performance Period, or by such other later date for the Performance Period as may be permitted under Section 162(m) of the Code. Performance Goals may include alternative and multiple Performance Goals and may be based on one or more business criteria. In establishing Performance Goals, the Committee shall consider business or financial goals of the Company, including, but not limited to, absolute or relative increases in total shareholder return, revenues, sales, net income, or net worth of the Company, any of its Subsidiaries, divisions, or other areas of the Company.

   b) The Performance Goals must be objective and must satisfy third party "objectivity" standards under Section 162(m) of the Code, and the regulations promulgated.

   c) The Performance Goals shall not allow for any discretion by the Committee as to an increase in any Award, but discretion to lower an Award is permissible.

   d)  The  Award  and  payment  of any  Award  under  this  Plan to a Covered
      Employee with respect to a relevant Performance Period shall be contingent upon the attainment of the Performance Goals that are applicable  to such Covered  Employee.  The  Committee  shall certify in writing prior to payment of any such Award that such applicable Performance Goals relating to the Award are satisfied. Approved minutes of the Committee may be used for this purpose.

   e) The maximum Award that may be paid to any covered Employee under the Plan pursuant to Sections 8, 9, 10 and 11 for any Performance Period is $1,500,000. The maximum number of shares of Stock subject to Options or Stock Appreciation Rights granted during a calendar year to any Employee or Restricted Stock or Bonus Stock granted to any Employee for any Performance Period shall be 500,000 shares.

   f) All Awards to Covered Employees under this Plan shall be further subject to such other conditions, restrictions, and requirements as the Committee may determine to be necessary to carry out the purpose of this Section 12.

Section 13.  General Provisions

a)  Withholding

   1) The Employer shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in respect of Awards under this Plan. In the case of payments of incentive awards in the form of Common Stock, the employer may require the Participant to pay to the Employer the amount of any taxes required to be withheld with respect to such Common Stock. However, the Participant may pay all or any portion of the taxes required to be withheld by the employer or paid by the Participant with respect to such Common Stock by electing have the Employer withhold shares of Common Stock, or by delivering previously owned shares of Common Stock having a Fair Market Value equal to the amount required to be withheld or paid. The Participant must make the forgoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). Any such election is irrevocable and subject to disapproval by the Committee.

b)  Awards

   Each Award hereunder shall be evidenced in writing, delivered to the Participant and shall specify the terms and conditions thereof and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment of the Participant and the effect thereon, if any, of a Change in Control of the Company.

c)  Nontransferability

   Unless otherwise expressly set forth by the Committee in the written document evidencing an Award, no Award shall be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. Notwithstanding the above, in the discretion of the Committee, awards may be transferable pursuant to a Qualified Domestic Relations Order ("QDRO"), as determined by the Committee or its designee.

d)  No Rights to Employment

   No person shall have claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Employer. Further, the employer expressly reserves the right at any time to dismiss a participant, free any liability or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

e)  No Rights as Stockholder

   Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she has become the holder thereof. Notwithstanding the foregoing, in connection with each grant of Restricted Stock or Stock Unit Award hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock or Stock Unit Award.

f)  Construction of the Plan

   The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Colorado.

   Effective Date

   Subject to the approval of the stockholders of the Company, the Plan shall be effective on August 1, 1997.

h)  Amendment of Plan

   The Board of Directors may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief under
   Section   16  (b)  of  the  Act  or   which  is  a   requirement   for  the
   performance-based compensation exception under Section 162(m) of the Code. Notwithstanding anything to the contrary contained herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations.

i)  Amendment of Award

   The Committee may amend, modify or terminate any outstanding Award without the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, (i) to change the date or dates as of which (a) an Option or Stock Appreciation Right becomes exercisable; (b) a Performance Unit or Performance Share is deemed earned; (c) Restricted Stock becomes nonforfeitable; or (ii) to cancel and reissue an Award under such different terms and conditions as it determines appropriate.

j)  Certain Participants

   All performance-based Awards shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Section 162(m) of the Code, unless the Committee in its discretion determines that any such Award to an Executive Officer is not intended to qualify for the exemption for performance-based compensation under Section 162(m).

k)  Change in Control

   In the event a Change in Control occurs, all stock-based awards, such as Stock Options and Restricted Shares, shall vest 100% immediately upon a Change in Control and all cash-based awards shall be paid out immediately in cash, as if the performance objectives have been obtained at target levels through the effective date of the Change in Control or as the Committee may otherwise determine.

                           New Century Energies, Inc.
                               [Graphic Omitted]

                                ADMITTANCE TICKET

                         Annual Meeting of Shareholders
                                  May 12, 1998
                                    10:00 AM
                                Adam's Mark Hotel
                                1550 Court Place
                          Grand Ballroom - Lobby Level
                                Denver, Colorado


 Note: Parking is available in the hotel's underground garage or in nearby parking lots. Shareholders are responsible for their parking costs.


                 PRINT NAME: ___________________________________


                             Detach Proxy Card Here
--------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS:
                        FOR all nominees  (X)   WITHHOLD AUTHORITY to vote    (X)   *EXCEPTIONS  (X)
                        listed below              for all nominees listed below.

Election of Class I Directors: Wayne H. Brunetti; C. Coney Burgess; Danny H. Conklin; Gayle L. Greer, and A. Barry Hirschfeld.
(INSTRUCTIONS: To withhold authority to vote for any nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions_____________________________________________________________________

2. Adoption of the Omnibus Incentive Plan.                  3. Adoption of the Outside Directors' Compensation Plan.
            FOR (X)    AGAINST (X)    ABSTAIN (X)               FOR (X)      AGAINST (X)    ABSTAIN (X)

4. Approval of the appointment of Arthur Andersen LLP as    5. Shareholder proposal regarding cumulative voting for Directors, if
   independent public accountants.                             presented.
            FOR (X)    AGAINST (X)    ABSTAIN (X)               FOR (X)      AGAINST (X)    ABSTAIN (X)

6. Shareholder proposal regarding elimination of a classified
    Board of Directors, if presented.
            FOR (X)    AGAINST (X)    ABSTAIN (X)

                                                                      Mark here if you plan to attend meeting: (X)

                                                      The shareholder hereby  acknowledges receipt of the Notice of Annual
                                                      Meeting  of  Shareholders and  the Proxy Statement attached thereto and the 1997 Annual Report.
                                                      PLEASE DATE AND SIGN exactly as name appears on this card indicating, where proper, official position or representation capacity. For joint accounts, each joint owner must sign.

                                                      Dated:_____________________________________________________    ,1998

                                                      __________________________________________
                                                      Signature of Shareholder

                                                      __________________________________________
                                                      Signature of Shareholder

                                                      Votes MUST be indicated (x) in Black or Blue ink. (X)

                           New Century Energies, Inc.
                               [Graphic Omitted]

                         Annual Meeting of Shareholders

                                  May 12, 1998
                                    10:00 AM

                                Adam's Mark Hotel
                                1550 Court Place
                          Grand Ballroom - Lobby Level
                                Denver, Colorado



                             Detach Proxy Card Here
--------------------------------------------------------------------------------
                           NEW CENTURY ENERGIES, INC.

     The undersigned, a holder of common stock of New Century Energies, Inc. (the "Company") hereby appoints Bill D. Helton, W. Thomas Stephens, Danny H. Conklin, R.R. Hemminghaus and Gayle L. Greer, or any one or more of them, as proxies, each with full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 12, 1998 and any adjournment or adjournments thereof, and to vote as designated hereon and in their discretion with respect to any other business properly brought before the annual meeting all shares of the common stock of the Company which the undersigned would be entitled to vote if personally present at such meeting, except for shares of common stock held of record in the undersigned's account with the Plans (defined below), the voting instructions for which are explained below.

     THIS CARD ALSO CONSTITUTES YOUR VOTING INSTRUCTIONS FOR SHARES HELD OF RECORD IN THE SOUTHWESTERN PUBLIC SERVICE COMPANY EMPLOYEE INVESTMENT PLAN AND THE EMPLOYEES' SAVINGS AND STOCK OWNERSHIP PLAN OF PUBLIC SERVICE COMPANY OF COLORADO AND PARTICIPATING SUBSIDIARY COMPANIES ("PLANS") AND THE UNDERSIGNED HEREBY AUTHORIZES THE TRUSTEES OF THESE PLANS TO VOTE THE UNDERSIGNED SHARES HELD IN ITS ACCOUNTS.

     This proxy when properly executed will be voted in the manner designated hereon and in the discretion of the proxies with respect to any other matters properly brought before the meeting. If no direction is made, this proxy will be voted FOR Items 1, 2, 3 and 4 and AGAINST Items 5 and 6.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                NEW CENTURY ENERGIES, INC.
                                                P.O. BOX 11012
                                                NEW YORK, NY 10203-0012